                                                                    EXHIBIT 10.1
                                  FUNDING AGREEMENT

    THIS FUNDING AGREEMENT dated as of May 12, 1997 (this "Agreement") is made by and between KEYCORP LEASING LTD., a Delaware corporation with its principal place of business at 54 State Street, Albany, New York 12207 ("Lessor"), and R-B RUBBER PRODUCTS, INC., an Oregon corporation having its principal place of business at 904 East 10th Avenue, McMinnville, OR 97128 ("Lessee").

                              I N T R O D U C T I O N :

    On or prior to the execution and delivery of this Agreement, Lessor and Lessee have entered into (1) a Master Equipment Lease Agreement dated as of May 12, 1997, a copy of which is attached hereto as EXHIBIT A, pursuant to which Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, each Item of Equipment described on Equipment Schedules from time to time executed in connection therewith (such Master Equipment Lease Agreement and all Equipment Schedules executed in connection therewith are hereinafter collectively referred to as the "Lease"), and (2) a Loan Agreement (as hereinafter defined) and related documents, including a promissory note (collectively, the "Interim Funding Documents") providing for the financing of certain equipment (the "Equipment") during the period of time in which such Equipment is being purchased, assembled and/or tested. Capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings specified in the Lease.

         NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

    1. INTERIM FUNDING CLOSING DATE. The closing of the transactions contemplated by the Interim Funding Documents (the "Interim Funding Closing") shall take place on or about May 12, 1997 (the "Interim Funding Closing Date"), at the offices of Lessor, 54 State Street, Albany, NY 12207, or at such other place or time as the parties hereto shall agree. On the Interim Funding Closing Date, the following documents shall be duly executed and delivered by the parties thereto and shall each be in full force and effect: an Interim Funding Loan and Security Agreement dated as of May 12, 1997, in the form attached hereto as EXHIBIT B (the "Loan Agreement"); a certificate relating to insurance that is required pursuant to Section 17 of the Lease; all other documents contemplated by the Loan Agreement, including, without limitation, a promissory note in the form required by the Loan Agreement (the "Promissory Note"); and all other documents as may be reasonably requested by Lessor. A Drawdown Request (as defined in the Interim Funding Documents) may, but need not, be submitted on the Interim Funding Closing Date.

    2. LEASE CLOSING DATE. (a) The closing of the transactions contemplated by the Lease (the "Lease Closing") shall take place on the date (the "Lease Closing Date") specified in Lessee's Notice of Closing pursuant to Section 3 of this Agreement, at the offices of Lessor, 54 State Street, Albany, NY 12207, or at such other place or time as the parties hereto shall agree. On or before the Lease Closing Date, the following documents shall be duly executed and delivered by the parties thereto and shall each be in full force and effect: an Equipment Schedule, together with all addenda thereto, in the form(s) attached hereto as EXHIBIT C; a Certificate of Acceptance, in the form of EXHIBIT D attached hereto, with respect to the Equipment delivered by Lessee to Lessor on the Lease Closing Date; all other documents contemplated by the Lease; and all other documents as may be reasonably requested by Lessor.

         (b) Subject to the terms and conditions hereof, on the Lease Closing Date, Lessor will apply the proceeds of the Lease to the amounts due under the Promissory Note, and the rental payments due and owing by Lessee under the Lease shall commence and be payable as set forth therein.

    3. NOTICE OF CLOSING DATE. Not later than the tenth Business Day preceding the Lease Closing Date, Lessee shall give Lessor written notice (a "Notice of Closing") by telex, telegraph, facsimile or U.S. mail of the Lease Closing Date, which Notice of Closing shall specify the aggregate Equipment Cost of the equipment to be financed under the applicable Equipment Schedule. Lessee shall give such notice in order to timely prepay the Promissory Note, as required by Section 4(b) thereof.

    4. RENTAL AMOUNT. The Rent for the transaction contemplated by this Agreement and the Lease shall be as set forth in the "Rental Amount" and "Adjustment of Rental Amount Prior to Lease Closing" Sections of the Proposal Letter.

    5. REPRESENTATIONS AND WARRANTIES. All representations and warranties of Lessor and Lessee set forth in the Loan Agreement and the Lease are hereby incorporated by reference into this Agreement with the same force and effect as if fully set forth herein.

    6.   CONDITIONS PRECEDENT TO INVESTMENT BY LESSOR ON INTERIM FUNDING
CLOSING DATE. The obligation of Lessor to make Advances (as defined in the Loan Agreement) under the Loan Agreement shall be subject to the conditions set forth in the Loan Agreement.

    7.   CONDITIONS PRECEDENT TO INVESTMENT BY LESSOR ON LEASE CLOSING DATE.
The obligation of Lessor to enter into the transaction contemplated by the Lease shall be subject to the following conditions:

         a) OPERATIVE AGREEMENTS. On or before the Lease Closing Date, Lessor shall have received the documents set forth in Section 2 hereof.

         b) OUTSIDE LEASE CLOSING DATE. The Lease Closing Date occurs on or before September, 1997

         c) TITLE. On the Lease Closing Date, after giving effect to the transactions contemplated hereby, Lessor shall have good and marketable title to the Equipment, free and clear of all Liens.

         d) NO ILLEGALITY. No change shall have occurred after the date of the execution and delivery of this Agreement in applicable law or regulations thereunder or interpretations thereof by regulatory authorities that, in the opinion of Lessor or its counsel, would make it illegal for Lessor to enter into any transaction contemplated by this Agreement and the Lease.

         e) NO MATERIAL ADVERSE CHANGE IN LESSEE'S FINANCIAL CONDITION. In the reasonable opinion of Lessor, no material adverse change in the financial condition of Lessee has occurred since the date of this Agreement.

         f) NO TAX LAW CHANGE. No change in applicable tax law shall have occurred nor shall a judicial opinion on a tax issue have been rendered prior to the acceptance and delivery of the Equipment on the Lease Closing Date which change, if enacted, adopted or made effective, in the same or substantially similar form of such judicial opinion, would, in the reasonable opinion of Lessor, render it disadvantageous or inadvisable for Lessor to enter into the transactions contemplated by this Agreement and the Lease unless Lessee shall indemnify Lessor to Lessor's reasonable satisfaction for such change in tax law or unless Lessee agrees to an adjustment to Rent so as to preserve Lessor's net economic return.

         g) CLOSING NOTICE. Lessor shall have received the notice of the Lease Closing Date required pursuant to Section 3 of this Agreement.

         h) CONSENTS; GOVERNMENTAL APPROVALS. All approvals and consents of any trustees or holders of any indebtedness or obligations of Lessee which are required in connection with the transactions contemplated by this Agreement, the Lease and the Loan Documents shall have been duly obtained and be in full force and effect. In addition, all actions required to have been taken on or prior to the Lease Closing Date in connection with the transactions contemplated hereby shall have been taken.

         i) OTHER MATTERS. Lessor, its counsel and its internal financial executives shall be satisfied, in their sole discretion, as to all aspects of the transactions occurring on the Lease Closing Date.

    8. NOTICES. All notices and other communications hereunder shall be in writing and shall be transmitted by hand, overnight courier or certified mail (return receipt requested), postage prepaid. Such notices and other communications shall be addressed to the respective party at the address set forth above or at such other address as any party may from time to time designate by notice duly given in accordance with this Section. Such notices and other communications shall be effective upon receipt.

    9. SEVERABILITY; CAPTIONS. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability shall not invalidate or render unenforceable such provision in any other jurisdiction. Captions are intended for convenience or reference only, and shall not be construed to define, limit or describe the scope or intent of any provisions hereof.

    10. FEES. Lessee will pay promptly upon receipt of invoices submitted by Lessor from time to time all reasonable fees and expenses of Lessor incurred in connection with the transactions contemplated by this Agreement and the Lease, including, without limitation, (a) Uniform Commercial Code search and filing fees, (b) drawdown fees of $50 per drawdown, and (c) fees and expenses of Lessor's outside counsel.

    11. MISCELLANEOUS. Time is of the essence with respect to this Agreement. ANY FAILURE OF LESSOR TO REQUIRE STRICT PERFORMANCE BY LESSEE OR ANY WAIVER BY LESSOR OF ANY PROVISION HEREIN SHALL NOT BE CONSTRUED AS A CONSENT OR WAIVER OF ANY PROVISION OF THIS AGREEMENT. This Agreement may not be amended except by a writing signed by Lessor and Lessee. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto, their permitted successors and assigns. This Agreement will be binding upon Lessor only if executed by a duly authorized officer or representative of Lessor at Lessor's principal place of business as set forth above. This Agreement shall be executed on Lessee's behalf by Authorized Signers of Lessee. THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

    12. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding or agreement between Lessor and Lessee with respect to the subject matter hereof, and there is no understanding or agreement, oral or written, which is not set forth herein or therein. This Agreement supersedes all commitment and proposal letters, including the Proposal Letter, except those Proposal Letter provisions expressly incorporated into Sections 2(a) and 4 above, executed by Lessor and Lessee in connection with the transactions contemplated by this Agreement.

    13. EXECUTION IN COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this Funding Agreement to be executed and delivered, all as of the date first above written.

LESSOR:

KEYCORP LEASING LTD.


By: ________________________________________
Name:
Title:

LESSEE:

R-B RUBBER PRODUCTS, INC.


By: ________________________________________
Name:
Title:

                 EXHIBIT A - FORM OF MASTER EQUIPMENT LEASE AGREEMENT



                           MASTER EQUIPMENT LEASE AGREEMENT

    THIS MASTER EQUIPMENT LEASE AGREEMENT dated as of May 12, 1997 is made by and between KEYCORP LEASING LTD., a Delaware corporation with its principal place of business at 54 State Street, Albany, New York 12207 ("Lessor"), and R-B RUBBER PRODUCTS, INC., an Oregon corporation with its principal place of business at 904 East 10th Avenue, McMinnville, OR 97128 ("Lessee").

                            TERMS AND CONDITIONS OF LEASE

    1. LEASE. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Equipment, subject to and upon the terms and conditions set forth herein. Each Equipment Schedule shall constitute a separate and enforceable lease incorporating all the terms and conditions of this Master Equipment Lease Agreement as if such terms and conditions were set forth in full in such Equipment Schedule. In the event that any term or condition of any Equipment Schedule conflicts with or is inconsistent with any term or condition of this Master Equipment Lease Agreement, the terms and conditions of the Equipment Schedule shall govern.

    2. DISCLAIMER OF WARRANTIES. LESSOR MAKES NO (AND SHALL NOT BE DEEMED TO HAVE MADE ANY) WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE DESIGN, OPERATION OR CONDITION OF, OR THE QUALITY OF THE MATERIAL, EQUIPMENT OR WORKMANSHIP IN, THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE, THE STATE OF TITLE THERETO OR ANY COMPONENT THERETO, THE ABSENCE OF LATENT OR OTHER DEFECTS (WHETHER OR NOT DISCOVERABLE), AND LESSOR HEREBY DISCLAIMS THE SAME; IT BEING UNDERSTOOD THAT THE EQUIPMENT IS LEASED TO LESSEE "AS IS" AND ALL SUCH RISKS, IF ANY, ARE TO BE BORNE BY LESSEE. NO DEFECT IN, OR UNFITNESS OF, THE EQUIPMENT, OR ANY OF THE OTHER FOREGOING MATTERS, SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT OR OF ANY OTHER OBLIGATION HEREUNDER. LESSEE HAS MADE THE SELECTION OF THE EQUIPMENT FROM THE SUPPLIER BASED ON ITS OWN JUDGMENT AND EXPRESSLY DISCLAIMS ANY RELIANCE UPON ANY STATEMENTS OR REPRESENTATIONS MADE BY LESSOR. LESSOR IS NOT RESPONSIBLE FOR ANY REPAIRS, SERVICE, MAINTENANCE OR DEFECT IN THE EQUIPMENT OR THE OPERATION THEREOF. IN NO EVENT SHALL LESSOR BE LIABLE FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES (WHETHER UNDER THE UCC OR OTHERWISE), INCLUDING, WITHOUT LIMITATION, ANY LOSS, COST OR DAMAGE TO LESSEE OR OTHERS ARISING FROM ANY OF THE FOREGOING MATTERS, INCLUDING, WITHOUT LIMITATION, DEFECTS, NEGLIGENCE, DELAYS, FAILURE OF DELIVERY OR NON-PERFORMANCE OF THE EQUIPMENT. ANY WARRANTY BY THE SUPPLIER IS HEREBY ASSIGNED TO LESSEE BY LESSOR WITHOUT RECOURSE. SUCH WARRANTY SHALL NOT RELEASE LESSEE FROM ITS OBLIGATION TO LESSOR TO PAY RENT, TO PERFORM ALL OTHER OBLIGATIONS HEREUNDER AND TO KEEP, MAINTAIN AND SURRENDER THE EQUIPMENT IN THE CONDITION REQUIRED BY SECTIONS 12 AND 13 HEREOF. Lessee's execution and delivery of a Certificate of Acceptance shall be conclusive evidence as between Lessor and Lessee that the Items of Equipment described therein are in all of the foregoing respects satisfactory to Lessee, and Lessee shall not assert any claim of any nature whatsoever against Lessor based on any of the foregoing matters; PROVIDED, HOWEVER, that nothing contained herein shall in any way bar, reduce or defeat any claim that Lessee may have against the Supplier or any other person (other than Lessor).

    3. NON-CANCELABLE LEASE. THIS LEASE IS A NET LEASE AND LESSEE'S OBLIGATION TO PAY RENT AND PERFORM ITS OBLIGATIONS HEREUNDER ARE ABSOLUTE, IRREVOCABLE AND UNCONDITIONAL UNDER ANY AND ALL CIRCUMSTANCES WHATSOEVER AND SHALL NOT BE SUBJECT TO ANY RIGHT OF SET OFF, COUNTERCLAIM, DEDUCTION, DEFENSE OR OTHER RIGHT WHICH LESSEE MAY HAVE AGAINST THE SUPPLIER, LESSOR OR ANY OTHER PARTY. LESSEE SHALL HAVE NO RIGHT TO TERMINATE (EXCEPT AS EXPRESSLY PROVIDED HEREIN) OR CANCEL THIS LEASE OR TO BE RELEASED OR DISCHARGED FROM ITS OBLIGATION HEREUNDER FOR ANY REASON WHATSOEVER,

INCLUDING, WITHOUT LIMITATION, DEFECTS IN, DESTRUCTION OF, DAMAGE TO OR INTERFERENCE WITH ANY USE OF THE EQUIPMENT (FOR ANY REASON WHATSOEVER, INCLUDING, WITHOUT LIMITATION, WAR, ACT OF GOD, STRIKE OR GOVERNMENTAL REGULATION), THE INVALIDITY, ILLEGALITY OR UNENFORCEABILITY (OR ANY ALLEGATION THEREOF) OF THIS LEASE OR ANY PROVISION HEREOF, OR ANY OTHER OCCURRENCE WHATSOEVER, WHETHER SIMILAR OR DISSIMILAR TO THE FOREGOING, WHETHER FORESEEN OR UNFORESEEN.

    4. DEFINITIONS. Unless the context otherwise requires, as used in this Lease, the following terms shall have the respective meanings indicated below and shall be equally applicable to both the singular and the plural forms thereof:
         (a) "APPLICABLE LAW" shall mean all applicable Federal, state, local and foreign laws (including, without limitation, any Environmental Law, industrial hygiene and occupational safety or similar laws), ordinances, judgments, decrees, injunctions, writs and orders of any Governmental Authority and rules, regulations, orders, licenses and permits of any Governmental Authority.
         (b) "APPRAISAL PROCEDURE" shall mean the following procedure for obtaining an appraisal of the Fair Market Sales Value or the Fair Market Rental Value. Lessor shall provide Lessee with the names of three independent Appraisers. Within ten (10) business days thereafter, Lessee shall select one of such Appraisers to perform the appraisal. The selected Appraiser shall be instructed to perform its appraisal based upon the assumptions specified in the definition of Fair Market Sales Value or Fair Market Rental Value, as applicable, and shall complete its appraisal within twenty (20) business days after such selection. Any such appraisal shall be final, binding and conclusive on Lessee and Lessor and shall have the legal effect of an arbitration award. Lessee shall pay the fees and expenses of the selected Appraiser.
         (c) "APPRAISER" shall mean a person engaged in the business of appraising property who has at least ten years' experience in appraising property similar to the Equipment.
         (d) "AUTHORIZED SIGNER" shall mean those officers of Lessee, set forth on an incumbency certificate (in form and substance satisfactory to Lessor) delivered by Lessee to Lessor, who are authorized and empowered to execute this Lease, the Equipment Schedules and all other documents the execution of which is contemplated hereby.
         (e) "CERTIFICATE OF ACCEPTANCE" shall mean a certificate of acceptance, in form and substance satisfactory to Lessor, executed and delivered by Lessee in accordance with Section 7 hereof indicating, among other things, that the Equipment described therein has been accepted by Lessee for all purposes of this Lease.
         (f) "DEFAULT" shall mean any event or condition which, with the passage of time or the giving of notice, or both, would constitute an Event of Default.
         (g) "ENVIRONMENTAL LAW" shall mean any federal, state, or local statute, law, ordinance, code, rule, regulation, or order or decree regulating, relating to or imposing liability upon a person in connection with the use, release or disposal of any hazardous, toxic or dangerous substance, waste, or material as same may relate to the Equipment or its operation.
         (h) "EQUIPMENT" shall mean an item or items of personal property designated from time to time by Lessee which are described on an Equipment Schedule and which are being or will be leased by Lessee pursuant to this Lease, together with all replacement parts, additions and accessories incorporated therein or affixed thereto.
         (i) "EQUIPMENT GROUP" shall consist of all Items of Equipment listed on a particular Equipment Schedule.
         (j) "EQUIPMENT LOCATION" shall mean the location of the Equipment, as set forth on an Equipment Schedule, or such other location (approved by Lessor) as Lessee shall from time to time specify in writing.
         (k) "EQUIPMENT SCHEDULE" shall mean each equipment lease schedule from time to time executed by Lessor and Lessee with respect to an Equipment Group, pursuant to and incorporating by reference all of the terms and conditions of this Master Equipment Lease Agreement.
         (l) "EVENT OF DEFAULT" shall have the meaning specified in Section 22 hereof.
         (m) "FAIR MARKET RENTAL VALUE" or "FAIR MARKET SALE VALUE" shall mean the value of each Item of Equipment for lease or sale, unless otherwise specified herein as determined between Lessor and Lessee, or, if Lessor and Lessee are unable to agree, pursuant to the Appraisal Procedure, which would be obtained in an arms-length transaction between an informed and willing lessor or seller (under no compulsion to lease or sell) and an informed and willing lessee or buyer (under no compulsion to lease or purchase). In determining the Fair Market Rental Value or Fair Market Sale Value of the Equipment, (a) such Fair Market Rental Value or Fair Market Sale

Value shall be calculated on the assumption that the Equipment is in the condition and repair required by Sections 12 and 13 hereof, and (b) there shall be excluded from the calculation thereof the value of any upgrades and attachments made pursuant to Section 14 hereof in which the Lessor does not own an interest; PROVIDED, HOWEVER, that, unless otherwise provided in such Section 22, for purposes of Section 22 of the Lease, Fair Market Sale Value of the Equipment shall be determined based upon the actual facts and circumstances then prevailing without regard to the assumptions in clause (a) above.
         (n) "GOVERNMENTAL ACTION" shall mean all authorizations, consents, approvals, waivers, filings and declarations of any Governmental Authority, including, without limitation, those environmental and operating permits required for the ownership, lease, use and operation of the Equipment.
         (o) "GOVERNMENTAL AUTHORITY" shall mean any foreign, Federal, state, county, municipal or other governmental authority, agency, board or court.
         (p) "GUARANTOR" shall mean any guarantor of Lessee's obligations hereunder.
         (q)  "ITEM OF EQUIPMENT" shall mean each item of the Equipment.
         (r) "LATE PAYMENT RATE" shall mean an annual interest rate equal to the lesser of 18% or the maximum interest rate permitted by Applicable Law.
         (s) "LEASE", "HEREOF", "HEREIN" and "HEREUNDER" shall mean, with respect to an Equipment Group, this Master Equipment Lease Agreement and the Equipment Schedule on which such Equipment Group is described, including all addenda attached thereto and made a part thereof.
         (t) "LIEN" shall mean all mortgages, pledges, security interests, liens, encumbrances, claims or other charges of any kind whatsoever.
         (u) "PURCHASE AGREEMENT" shall mean any purchase agreement or other contract entered into between the Supplier and Lessee for the acquisition of the Equipment to be leased hereunder.
         (v)  "RELATED EQUIPMENT SCHEDULE" shall have the meaning set forth in
Section 27 hereof.
         (w) "RENEWAL NOTICE" shall have the meaning set forth in Section 32 hereof.
         (x) "RETURN NOTICE" shall have the meaning set forth in Section 13 hereof.
         (y) "RENT" shall mean the periodic rental payments due hereunder for the leasing of the Equipment, as set forth on the Equipment Schedules, and, where the context hereof requires, all such additional amounts as may from time to time be payable under any provision of this Lease.
         (z) "RENT COMMENCEMENT DATE" shall mean, with respect to an Equipment Group, the date on which Lessor disburses funds for the purchase of such Equipment Group, as determined by Lessor in its sole discretion.
         (aa) "RENT PAYMENT DATE" with respect to an Equipment Group, shall have the meaning set forth in the Equipment Schedule associated therewith.
         (ab) "STIPULATED LOSS VALUE" shall mean, as of any Rent Payment Date and with respect to an Item of Equipment, the amount determined by multiplying the Total Cost for such Item of Equipment by the percentage specified in the applicable Stipulated Loss Value Supplement opposite such Rent Payment Date.
         (ac) "STIPULATED LOSS VALUE SUPPLEMENT" with respect to an Equipment Group, shall have the meaning set forth in the Equipment Schedule associated therewith.
         (ad) "SUPPLIER" shall mean the manufacturer or the vendor of the Equipment, as set forth on each Equipment Schedule.
         (ae) "TERM" shall mean the Initial Term, as defined in Section 8 hereof, and any Renewal Term, as defined in Section 8 hereof.
         (af) "TOTAL COST" shall mean, with respect to an Item of Equipment,
(1) the acquisition cost of such Item of Equipment (including Lessor's capitalized costs), as set forth on the Equipment Schedule on which such Item of Equipment is described, or (2) if no such acquisition cost is specified, the Supplier's invoice price for such Item of Equipment plus Lessor's capitalized costs, or (3) if no such acquisition cost is specified and no such invoice price is obtainable, an allocated price for such Item of Equipment based on the Total Cost of all Items of Equipment set forth on the Equipment Schedule on which such Item of Equipment is described, as determined by Lessor in its sole discretion.

    5. SUPPLIER NOT AN AGENT. LESSEE UNDERSTANDS AND AGREES THAT (i) NEITHER THE SUPPLIER, NOR ANY SALES REPRESENTATIVE OR OTHER AGENT OF THE SUPPLIER, IS
(1) AN AGENT OF LESSOR OR (2) AUTHORIZED TO MAKE OR ALTER ANY TERM OR CONDITION OF THIS LEASE, AND (ii) NO SUCH WAIVER OR ALTERATION SHALL VARY THE TERMS OF THIS LEASE UNLESS EXPRESSLY SET FORTH HEREIN.

    6. ORDERING EQUIPMENT. Lessee has selected and ordered the Equipment from the Supplier and, if appropriate, has entered into a Purchase Agreement with respect thereto. Lessor shall accept an assignment from Lessee of Lessee's rights, but none of Lessee's obligations, under any such Purchase Agreement. Lessee shall arrange for delivery of the Equipment so that it can be accepted in accordance with Section 7 hereof. If an Item of Equipment is subject to an existing Purchase Agreement between Lessee and the Supplier, Lessee warrants that such Item of Equipment has not been delivered to Lessee as of the date of the Equipment Schedule applicable thereto. If Lessee causes the Equipment to be modified or altered, or requests any additions thereto prior to the Rent Commencement Date, Lessee (i) acknowledges that any such modification, alteration or addition to an Item of Equipment may affect the Total Cost, taxes, purchase and renewal options, if any, Stipulated Loss Value and Rent with respect to such Item of Equipment, and (ii) hereby authorizes Lessor to adjust such Total Cost, taxes, purchase and renewal options, if any, Stipulated Loss Value and Rent as appropriate. Lessee hereby authorizes Lessor to complete each Equipment Schedule with the serial numbers and other identification data of the Equipment Group associated therewith, as such data is received by Lessor.

    7. DELIVERY AND ACCEPTANCE. Upon acceptance for lease by Lessee of any Equipment delivered to Lessee and described in any Equipment Schedule, Lessee shall execute and deliver to Lessor a Certificate of Acceptance. LESSOR SHALL HAVE NO OBLIGATION TO ADVANCE FUNDS FOR THE PURCHASE OF THE EQUIPMENT UNLESS AND UNTIL LESSOR SHALL HAVE RECEIVED A CERTIFICATE OF ACCEPTANCE RELATING THERETO EXECUTED BY LESSEE. Such Certificate of Acceptance shall constitute Lessee's acknowledgment that such Equipment (a) was received by Lessee, (b) is satisfactory to Lessee in all respects and is acceptable to Lessee for lease hereunder, (c) is suitable for Lessee's purposes, (d) is in good order, repair and condition, (e) has been installed and operates properly, and (f) is subject to all of the terms and conditions of this Lease (including, without limitation, Section 2 hereof).

    8. TERM; SURVIVAL. With respect to any Item of Equipment, unless otherwise specified thereon, the initial term of this Lease (the "Initial Term") shall commence on the date on which such Item of Equipment is delivered to Lessee, and, unless earlier terminated as provided herein, shall expire on the final Rent Payment Date for such Item of Equipment. With respect to an Item of Equipment, any renewal term of this Lease (individually, a "Renewal Term"), as contemplated hereby, shall commence immediately upon the expiration of the Initial Term or any prior Renewal Term, as the case may be, and, unless earlier terminated as provided herein, shall expire on the date on which the final payment of Rent is due and paid hereunder. All obligations of Lessee hereunder shall survive the expiration, cancellation or other termination of the Term hereof.

    9. RENT. With respect to Each Item of Equipment, Lessee shall pay the Rent set forth on the Equipment Schedule applicable to such Item of Equipment, commencing on the Rent Commencement Date, and, unless otherwise set forth on such Equipment Schedule, on the same day of each payment period thereafter for the balance of the Term. Rent shall be due whether or not Lessee has received any notice that such payments are due. All Rent shall be paid to Lessor at its address set forth on the Equipment Schedule, or as otherwise directed by Lessor in writing.

    10. LOCATION; INSPECTION; LABELS. The Equipment shall be delivered to the Equipment Location and shall not be removed therefrom without Lessor's prior written consent. Lessor shall have the right to enter upon the Equipment Location and inspect the Equipment at any reasonable time. Lessor may, without notice to Lessee, remove the Equipment if the Equipment is, in the opinion of Lessor, being used beyond its capacity or is in any manner improperly cared for, abused or misused. At Lessor's request, Lessee shall affix labels stating that the Equipment is owned by Lessor permanently in a prominent place on the Equipment and shall keep such labels in good repair and condition.

    11. USE; ALTERATIONS. Lessee shall use the Equipment lawfully and only in the manner for which it was designed and intended and so as to subject it only to ordinary wear and tear. Lessee shall comply with all Applicable Law. Lessee shall immediately notify Lessor in writing of any existing, pending or threatened investigation, inquiry, claim or action by any Governmental Authority in connection with any Applicable Law or Governmental Action which could adversely affect the Equipment or this Lease. Lessee, at its own expense, shall make such alterations, additions or modifications or improvements to the Equipment as may be required from time to time to meet the requirements of Applicable Law or Governmental Action. Except as otherwise permitted herein, Lessee shall not make any alterations, additions, modifications or improvements to the Equipment without Lessor's prior written consent.

    12. REPAIRS AND MAINTENANCE. Lessee, at Lessee's own cost and expense, shall (a) keep the Equipment in good repair, good operating condition and working order and in compliance with the manufacturer's specifications, and (b) enter into and keep in full force and effect during the Term hereof a maintenance agreement with the manufacturer of the Equipment, or a manufacturer-approved maintenance organization, to maintain, service and repair the Equipment so as to keep the Equipment in as good operating condition and working order as it was when it first became subject to this Lease and in compliance with the manufacturer's specifications. Upon Lessor's request, Lessee shall furnish Lessor with an executed copy of any such maintenance agreement. An alternate source of maintenance may be used by Lessee with Lessor's prior written consent. Lessee, at its own cost and expense and within a reasonable period of time, shall replace any part of any Item of Equipment that becomes worn out, lost, stolen, destroyed, or otherwise rendered permanently unfit or unavailable for use (whether or not such replacement is covered by the aforesaid maintenance agreement), with a replacement part of the same manufacture, value, remaining useful life and utility as the replaced part immediately preceding the replacement (assuming that such replaced part is in the condition required by this Lease). Such replacement part shall be free and clear of all Liens. Notwithstanding the foregoing, this paragraph shall not apply to any Loss or Damage (as defined in Section 16 hereof) of any Item of Equipment.

    13. RETURN OF EQUIPMENT. Upon the expiration (subject to Section 32 hereof and except as otherwise provided in an Equipment Schedule) or earlier termination of this Lease, Lessee, at its sole expense, shall return the Equipment to Lessor by delivering such Equipment F.A.S. or F.O.B. to such location or such carrier (packed for shipping) as Lessor shall specify. Lessee agrees that the Equipment, when returned, shall be in the condition required by
Section 12 hereof. All components of the Equipment shall have been properly serviced, following the manufacturer's written operating and servicing procedures, such that the Equipment is eligible for a manufacturer's standard, full service maintenance contract without Lessor's incurring any expense to repair or rehabilitate the Equipment. If, in the opinion of Lessor, any Item of Equipment fails to meet the standards set forth above, Lessee agrees to pay on demand all costs and expenses incurred in connection with repairing such Item of Equipment and restoring it so as to meet such standards, assembling and delivering such Item of Equipment. Lessee shall give Lessor ninety (90) days written notice (the "Return Notice") that Lessee is returning the Equipment as provided for above. If Lessee fails to return any Item of Equipment as required hereunder, then, all of Lessee's obligations under this Lease (including, without limitation, Lessee's obligation to pay Rent for such Item of Equipment at the rental then applicable under this Lease) shall continue in full force and effect until such Item of Equipment shall have been returned in the condition required hereunder.

    14.  EQUIPMENT UPGRADES/ATTACHMENTS.  In addition to the requirements of
Section 11 hereof, Lessee, at its own expense, may from time to time add or install upgrades or attachments to the Equipment during the Term; PROVIDED, that such upgrades or attachments (a) are readily removable without causing material damage to the Equipment, (b) do not materially adversely affect the Fair Market Sale Value, the Fair Market Rental Value, residual value, productive capacity, utility or remaining useful life of the Equipment, and (c) do not cause such Equipment to become "limited use property" within the meaning of Revenue Procedure 76-30, 1976-2 C.B. 647 (or such other successor tax provision), as of the applicable delivery date or the time of such upgrade or attachment. Any such upgrades or attachments which are not required by Section 11 hereof and which can be removed without causing damage to or adversely affecting the condition of the Equipment, or reducing the Fair Market Sale Value, the Fair Market Rental Value, residual value, productive capacity, utility or remaining useful life of the Equipment shall remain the property of Lessee; and upon the expiration or earlier termination of this Lease and provided that no Event of Default exists, Lessee may, at its option, remove any such upgrades or attachments and, upon such removal, shall restore the Equipment to the condition required hereunder.

    15. SUBLEASE AND ASSIGNMENT. (a) WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, LESSEE SHALL NOT (I) ASSIGN, TRANSFER, PLEDGE, HYPOTHECATE OR OTHERWISE DISPOSE OF THIS LEASE, THE EQUIPMENT OR ANY INTEREST THEREIN, OR (II) SUBLET OR LEND THE EQUIPMENT TO, OR PERMIT THE EQUIPMENT TO BE USED BY, ANYONE OTHER THAN LESSEE OR LESSEE'S QUALIFIED EMPLOYEES.

         (b) Lessor, at any time with or without notice to Lessee, may sell, transfer, assign and/or grant a security interest in this Lease, any Equipment Schedule or any Item of Equipment. In any such event, any such purchaser, transferee, assignee or secured party shall have and may exercise all of Lessor's rights hereunder with respect to the items to which any such sale, transfer, assignment and/or security interest relates, and LESSEE SHALL NOT ASSERT AGAINST ANY SUCH PURCHASER, TRANSFEREE, ASSIGNEE OR SECURED PARTY ANY DEFENSE, COUNTERCLAIM OR OFFSET THAT LESSEE MAY HAVE AGAINST LESSOR. Lessee acknowledges that no such sale, transfer, assignment and/or security interest will materially change Lessee's duties hereunder or materially increase its burdens or risks hereunder. Lessee agrees that upon written notice to Lessee of any such sale, transfer, assignment and/or security interest, Lessee shall acknowledge receipt thereof in writing and shall comply with the directions and demands of Lessor's successor or assign.

    16. LOSS OF OR DAMAGE TO EQUIPMENT. (a) Lessee shall bear the entire risk of loss, theft, destruction, disappearance of or damage to any and all Items of Equipment ("Loss or Damage") from any cause whatsoever during the Term hereof until the Equipment is returned to Lessor in accordance with Section 13 hereof. No Loss or Damage shall relieve Lessee of the obligation to pay Rent or of any other obligation under this Lease.
         (b) In the event of Loss or Damage to any Item of Equipment, Lessee, at the option of Lessor, shall within thirty (30) days following such Loss or
Damage: (1) place such Item of Equipment in good condition and repair, in accordance with the terms hereof; (2) replace such Item of Equipment with replacement equipment (acceptable to Lessor) in as good condition and repair, and with the same value, remaining useful economic life and utility, as such replaced Item of Equipment immediately preceding the Loss or Damage (assuming that such replaced Item of Equipment is the condition required by this Lease), which replacement equipment shall be free and clear of all Liens; or (3) pay to Lessor the sum of (i) all Rent due and owing hereunder with respect to such Item of Equipment (at the time of such payment) plus (ii) the Stipulated Loss Value as of the Rent Payment Date next following the date of such Loss or Damage with respect to such Item of Equipment, as set forth on the Schedule applicable thereto. Upon Lessor's receipt of the payment required under subsection (3) above, Lessee shall be entitled to Lessor's interest in such Item of Equipment, in its then condition and location, "as is" and "where is", without any warranties, express or implied. If Lessee replaces the Item of Equipment pursuant to subsection (b) above, title to such replacement equipment shall immediately (and without further act) vest in Lessor and thereupon shall be deemed to constitute Items of Equipment and be fully subject to this Lease as if originally leased hereunder. If Lessee fails to either restore or replace the Item of Equipment pursuant to subsection (1) or (2) above, respectively, Lessee shall make the payment under subsection (3) above.

    17. INSURANCE. (a) Lessee, at all times during the Term hereof (until the Equipment shall have been returned to Lessor) and at Lessee's own cost and expense, shall maintain (1) insurance against all risks of physical loss or damage to the Equipment (including theft and collision for Equipment consisting of motor vehicles) in an amount not less than the full replacement value thereof or the Stipulated Loss Value thereof, whichever is greater, and (2) commercial general liability insurance (including blanket contractual liability coverage and products liability coverage) for personal and bodily injury and property damage in an amount satisfactory to Lessor.
         (b) All insurance policies required hereunder shall (1) require 30 days' prior written notice of cancellation or material change in coverage to Lessor (any such cancellation or change, as applicable, not being effective until the thirtieth (30th) day after the giving of such notice); (2) name "KeyCorp and its subsidiaries and affiliated companies, including KeyCorp Leasing Ltd." as an additional insured under the public liability policies and name Lessor as sole loss payee under the property insurance policies; (3) not require contributions from other policies held by Lessor; (4) waive any right of subrogation against Lessor; (5) in respect of any liability of any of Lessor, except for the insurers' salvage rights in the event of a Loss or Damage, waive the right of such insurers to set-off, to counterclaim or to any other deduction, whether by attachment or otherwise, to the extent of any monies due Lessor under such policies; (6) not require that Lessor pay or be liable for any premiums with respect to such insurance covered thereby; (7) be in full force and effect throughout any geographical areas at any time traversed by any Item of Equipment; and (8) contain breach of warranty provisions providing that, in respect of the interests of Lessor in such policies, the insurance shall not be invalidated by any action or inaction of Lessee or any other person (other than Lessor) and shall insure Lessor regardless of any breach or violation of any warranty, declaration or condition contained in such policies by Lessee or by any other person (other than Lessor). Prior to the first date of delivery of any Item of Equipment hereunder, and thereafter not less than 15 days prior to the expiration dates of the expiring policies theretofore delivered pursuant to this Section, Lessee shall deliver to Lessor a duplicate original of all policies (or in the case of blanket policies, certificates thereof issued by the insurers thereunder) for the insurance maintained pursuant to this Section.

    18. GENERAL TAX INDEMNIFICATION. Lessee shall pay when due and shall indemnify and hold Lessor harmless from and against (on an after-tax basis) any and all taxes, fees, withholdings, levies, imposts, duties, assessments and charges of any kind and nature (together with interest and penalties thereon)(including, without limitation, sales, use, gross receipts, personal property, ad valorem, business and occupational, franchise, value added, leasing, leasing use, documentary, stamp or other taxes) imposed upon or against Lessor, Lessor's assigns, Lessee or any Item of Equipment by any Governmental Authority with respect to any Item of Equipment or the manufacturing, ordering, sale, purchase, shipment, delivery, acceptance or rejection, ownership, titling, registration, leasing, subleasing, possession, use, operation, removal, return or other dispossession thereof or upon the rents, receipts or earnings arising therefrom or upon or with respect to this Lease, excepting only all Federal, state and local taxes on or measured by Lessor's net income (other than income tax resulting from making any alterations, improvements, modifications, additions, upgrades, attachments, replacements or substitutions by Lessee). Whenever this Lease terminates as to any Item of Equipment, Lessee shall, upon written request by Lessor, advance to Lessor the amount determined by Lessor to be the personal property or other taxes on said item which are not yet payable, but for which Lessee is responsible, provided Lessor provides Lessee with copies of tax bills supporting Lessor's request.

    19. LESSOR'S RIGHT TO PERFORM FOR LESSEE. If Lessee fails to perform or comply with any of its obligations contained herein, Lessor may (but shall not be obligated to do so) itself perform or comply with such obligations, and the amount of the reasonable costs and expenses of Lessor incurred in connection with such performance or compliance, together with interest on such amount at the Late Payment Rate, shall be payable by Lessee to Lessor upon demand. No such performance or compliance by Lessor shall be deemed a waiver of the rights and remedies of Lessor or any assignee of Lessor against Lessee hereunder or be deemed to cure the default of Lessee hereunder.

    20. DELINQUENT PAYMENTS; INTEREST. If Lessee fails to pay any Rent or other sums under this Lease when the same becomes due, Lessee shall pay to Lessor a late charge equal to five percent (5%) of such delinquent amount. Such late charge shall be payable by Lessee upon demand by Lessor and shall be deemed Rent hereunder. In no event shall such late charge exceed the maximum amounts permitted under Applicable Law.

    21. PERSONAL PROPERTY; LIENS. Lessor and Lessee hereby agree that the Equipment is, and shall at all times remain, personal property notwithstanding the fact that any Item of Equipment may now be, or hereafter become, in any manner affixed or attached to real property or any improvements thereon. Lessee shall at all times keep the Equipment free and clear from all Liens. Lessee shall (i) give Lessor immediate written notice of any such Lien, (ii) promptly, at Lessee's sole cost and expense, take such action as may be necessary to discharge any such Lien, and (iii) indemnify and hold Lessor, on an after-tax basis, harmless from and against any loss or damage caused by any such Lien.

    22. EVENTS OF DEFAULT; REMEDIES. (a) As used herein, the term "Event of Default" shall mean any of the following events: (1) Lessee fails to pay any Rent within ten (10) days after the same shall have become due; (2) Lessee or any Guarantor becomes insolvent or makes an assignment for the benefit of its creditors; (3) a receiver, trustee, conservator or liquidator of Lessee or any Guarantor or of all or a substantial part of Lessee's or such Guarantor's assets is appointed with or without the application or consent of Lessee or such Guarantor, respectively; (4) a petition is filed by or against Lessee or any Guarantor under any bankruptcy, insolvency or similar legislation; (5) Lessee or any Guarantor violates or fails to perform any provision of either this Lease or any other loan, lease or credit agreement or any acquisition or purchase agreement with Lessor or any other party; (6) Lessee violates or fails to perform any covenant or representation made by Lessee herein; (7) any representation or warranty made herein or in any Lease, certificate, financial statement or other statement furnished to Lessor shall prove to be false or misleading in any material respect as of the date on which the same was made;
(8) Lessee makes a bulk transfer of furniture, furnishings, fixtures or other equipment or inventory; or (9) there is a material adverse change in Lessee's or any Guarantor's financial condition since the first Rent Commencement Date of any Equipment Schedule executed in connection herewith. An Event of Default with respect to any Equipment Schedule hereunder shall, at Lessor's option, constitute an Event of Default for all Equipment Schedules hereunder and any other agreements between Lessor and Lessee.

         (b) Upon the occurrence of an Event of Default, Lessor may do one or more of the following as Lessor in its sole discretion shall elect: (1) proceed by appropriate court action or actions, either at law or in equity, to enforce performance by Lessee of the applicable covenants of this Lease or to recover damages for the breach thereof; (2) sell any Item of Equipment at public or private sale; (3) hold, keep idle or lease to others any Item of Equipment as Lessor in its sole discretion may determine; (4) by notice in writing to Lessee, terminate this Lease, without prejudice to any other remedies hereunder; (5) demand that Lessee, and Lessee shall, upon written demand of Lessor and at Lessee's expense forthwith return all Items of Equipment to Lessor or its order in the manner and condition required by, and otherwise in accordance with all of the provisions of this Lease, except those provisions relating to periods of notice; (6) enter upon the premises of Lessee or other premises where any Item of Equipment may be located and, without notice to Lessee and with or without legal process, take possession of and remove all or any such Items of Equipment without liability to Lessor by reason of such entry or taking possession, and without such action constituting a termination of this Lease unless Lessor notifies Lessee in writing to such effect; (7) by written notice to Lessee specifying a payment date, demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty, any unpaid Rent due prior to the payment date specified in such notice plus whichever of the following amounts Lessor, in its sole discretion, shall specify in such notice (together with interest on such amount at the Late Payment Rate from the payment date specified in such notice to the date of actual payment): (i) an amount, with respect to an Item of Equipment, equal to the Rent payable for such Item of Equipment for the remainder of the then current Term thereof, after discounting such Rent to present worth as of the payment date specified in such notice on the basis of a per annum rate of discount equal to five percent (5%) from the respective dates upon which such Rent would have been paid had this Lease not been terminated; or (ii) the Stipulated Loss Value, computed as of the payment date specified in such notice or, if such payment date is not a Rent Payment Date, the Rent Payment Date next following the payment date specified in such notice (provided, however, that, with respect to any Item of Equipment returned to or repossessed by Lessor, the amount recoverable under this clause (ii) shall be reduced (but not below zero) by an amount equal to the Fair Market Sales Value (taking into account its actual condition) of such Item of Equipment; (8) cause Lessee, at its expense, to promptly assemble any and all Items of Equipment and return the same to Lessor at such place as Lessor may designate in writing; and (9) exercise any other right or remedy available to Lessor under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof or to rescind this Lease. In addition, Lessee shall be liable, except as otherwise provided above, for any and all unpaid Rent due hereunder before or during the exercise of any of the foregoing remedies, and for legal fees and other costs and expenses incurred by reason of the occurrence of any Event of Default or the exercise of Lessor's remedies with respect thereto, including without limitation the repayment in full of any costs and expenses necessary to be expended in repairing any Item of Equipment in order to cause it to be in compliance with all maintenance and regulatory standards imposed by this Lease. If an Event of Default occurs, to the fullest extent permitted by law, Lessee hereby waives any right to notice of sale and further waives any defenses, rights, offsets or claims against Lessor because of the manner or method of sale or disposition of any Items of Equipment. None of Lessor's rights or remedies hereunder are intended to be exclusive of, but each shall be cumulative and in addition to any other right or remedy referred to hereunder or otherwise available to Lessor or its assigns at
law or in equity.   No express or implied waiver by Lessor of any Event of
Default shall constitute a waiver of any other Event of Default or a waiver of any of Lessor's rights.

    23. NOTICES. All notices and other communications hereunder shall be in writing and shall be transmitted by hand, overnight courier or certified mail (return receipt requested), postage prepaid. Such notices and other communications shall be addressed to the respective party at the address set forth above or at such other address as any party may from time to time designate by notice duly given in accordance with this Section. Such notices and other communications shall be effective upon receipt.

    24. GENERAL INDEMNIFICATION. Lessee shall pay, and shall indemnify and hold Lessor harmless on an after-tax basis from and against, any and all liabilities, causes of action, claims, suits, penalties, damages, losses, costs or expenses (including attorneys' fees), obligations, liabilities, demands and judgments, and Liens, of any nature whatsoever (collectively, a "Liability") arising out of or in any way related to: (a) this Lease or any other written agreement entered into in connection with the transactions contemplated hereby and thereby (including, without limitation, a Purchase Agreement, if any) or any amendment, waiver or modification of any of the foregoing or the enforcement of any of the terms hereof or any of the foregoing, (b) the manufacture, purchase, ownership, selection, acceptance, rejection, possession, lease, sublease, operation, use, maintenance, documenting, inspection, control, loss, damage, destruction, removal, storage, surrender, sale, use, condition, delivery, nondelivery, return or other disposition of or any other matter relating to any Item of Equipment or any part or portion thereof (including, in each case and without limitation, latent or other defects, whether or not discoverable, any claim for patent, trademark or copyright infringement and any and all Liabilities in any way relating to or arising out of injury to persons, properties or the environment or any and all Liabilities based on strict liability in tort, negligence, breach of warranties or violations of any regulatory law or requirement, (c) a failure to comply fully with any Environmental Law with respect to the Equipment or its operation or use, and (d) Lessee's failure to perform any covenant, or breach of any representation or warranty, hereunder; PROVIDED, that the foregoing indemnity shall not extend to the Liabilities to the extent resulting solely from the gross negligence or willful misconduct of Lessor. Lessee shall deliver promptly to Lessor (i) copies of any documents received from the United States Environmental Protection Agency or any state, county or municipal environmental or health agency and (ii) copies of any documents submitted by Lessee or any of its subsidiaries to the United States Environmental Protection Agency or any state, county or municipal environmental or health agency concerning the Equipment or its operation.

    25. SEVERABILITY; CAPTIONS. Any provision of this Lease or any Equipment Schedule which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability shall not invalidate or render unenforceable such provision in any other jurisdiction. Captions are intended for convenience or reference only, and shall not be construed to define, limit or describe the scope or intent of any provisions hereof.

    26. LESSOR'S EXPENSE. Lessee shall pay all costs and expenses of Lessor, including attorneys' fees and the fees of any collection agencies, incurred by Lessor in enforcing any of the terms, conditions or provisions hereof or in protecting Lessor's rights hereunder.

    27. RELATED EQUIPMENT SCHEDULES. In the event that any Item of Equipment covered under any Equipment Schedule hereunder may become attached or affixed to, or used in connection with, Equipment covered under another Equipment Schedule hereunder (a "Related Equipment Schedule"), Lessee agrees that, if Lessee elects to exercise a purchase or renewal option under any such Equipment Schedule, or if Lessee elects to return the Equipment under any such Equipment Schedule pursuant to Section 13 hereof, then Lessor, in its sole discretion, may require that all Equipment leased under all Related Equipment Schedules be similarly disposed of.

    28. FINANCIAL AND OTHER DATA. During the Term hereof, Lessee shall furnish Lessor, as soon as available and in any event within 60 days after the end of each quarterly period (except the last) of each fiscal year, and, as soon as available and in any event within 120 days after the last day of each fiscal year, financial statements of Lessee and each Guarantor, in each case certified by an independent public accountant if customarily available or requested. Lessee shall also furnish such other financial reports, information or data as Lessor may reasonably request from time to time.

    29. COMMITMENT FEE REQUIREMENT. An amount equal to the first periodic payment of Rent must accompany each Lessee proposal for an Equipment Schedule hereunder. THIS COMMITMENT FEE IS NON-REFUNDABLE; provided, however, that, upon Lessor's acceptance of Lessee's proposal to enter into such Equipment Schedule, such commitment fee shall be applied to the first periodic payment of Rent thereunder.

    30. NO AFFILIATION WITH THE SUPPLIER. Lessee hereby represents and warrants to Lessor that, except as previously disclosed in writing to Lessor, neither Lessee nor any of its officers or directors (if a corporation) or partners (if a partnership) has, directly or indirectly, any financial interest in the Supplier.

    31. REPRESENTATIONS AND WARRANTIES OF LESSEE. Lessee represents and warrants that: (a) Lessee is a corporation duly organized and validly existing in good standing under the laws of the state of its incorporation; (b) the execution, delivery and performance of this Lease and all related instruments and documents: (1) have been duly authorized by all necessary corporate action on the part of Lessee, (2) do not require the approval of any stockholder, partner, trustee, or holder of any obligations of Lessee except such as have been duly obtained, and (3) do not and will not contravene any law, governmental rule, regulation or order now binding on Lessee, or the charter or by-laws of Lessee, or contravene the provisions of, or constitute a default under, or result in the creation of any lien or encumbrance upon the property of Lessee under, any indenture, mortgage, contract or other agreement to which Lessee is a party or by which it or its property is bound; (c) this Lease and all related instruments and documents, when entered into, will constitute legal, valid and binding obligations of Lessee enforceable against Lessee in accordance with the terms thereof; (d) there are no pending actions or proceedings to which Lessee is a party, and there are no other pending or threatened actions or proceedings of which Lessee has knowledge, before any court, arbitrator or administrative agency, which, either individually or in the aggregate, would adversely affect the financial condition of Lessee, or the ability of Lessee to perform its obligations hereunder; (e) Lessee is not in default under any obligation for the payment of borrowed money, for the deferred purchase price of property or for the payment of any rent under any lease agreement which, either individually or in the aggregate, would have the same such effect; (f) under the laws of the state(s) in which the Equipment is to be located, the Equipment consists solely of personal property and not fixtures;
(g) the financial statements of Lessee (copies of which have been furnished to Lessor) have been prepared in accordance with generally acceptable accounting principles consistently applied ("GAAP"), and fairly present Lessee's financial condition and the results of its operations as of the date of and for the period covered by such statements, and since the date of such statements there has been no material adverse change in such conditions or operations; (h) the address stated above is the chief place of business and chief executive office, or in the case of individuals, the primary residence, of Lessee; (i) Lessee does not conduct business under a trade, assumed or fictitious name; and (j) the Equipment is being leased hereunder solely for business purposes and that no item of Equipment will be used for personal, family or household purposes.

    32. RENEWAL AND PURCHASE OPTIONS. With respect to an Equipment Schedule and the Equipment Group set forth thereon, so long as no Default or Event of Default shall have occurred and is continuing, then, upon not less than ninety
(90) days prior written notice to Lessor, (the "Renewal Notice") Lessee may (a) at the expiration of the Initial Term, or any Renewal Term, purchase all, but not less than all, of the Equipment Group for the Fair Market Sale Value of such Equipment Group, payable in cash to Lessor upon the expiration of the Initial Term or any Renewal Term, as the case may be, (b) at the expiration of the Initial Term, renew this Lease on a month to month basis at the same Rent payable at the expiration of the Initial Term, or (c) at the expiration of the Initial Term, renew this Lease for a minimum period of not less than twelve (12) consecutive months at the then current Fair Market Rental Value. If Lessee fails to give Lessor the Return Notice or the Renewal Notice at least ninety
(90) days before the expiration of the Initial Term, Lessee shall be deemed to have chosen option (b) above. If Lessee exercises option (a) above, Lessee shall purchase the Equipment "as is" and "where is" and without any warranties, express or implied, by Lessor.

    33. LESSEE'S WAIVERS. To the extent permitted by Applicable Law, Lessee hereby waives (a) any and all rights and remedies which it may now have or which at any time hereafter may be conferred upon it by statute (including, without limitation, Article 2A of the Uniform Commercial Code, as applicable) or otherwise, (1) which may limit or modify Lessor's rights or remedies hereunder,
(2) to terminate, cancel, quit, repudiate or surrender this Lease, except as expressly provided herein; (3) to reject, revoke acceptance or accept partial delivery of the Equipment; (4) to recover damages from Lessor for any breach of warranty or for any other reason PROVIDED, HOWEVER, that no such waiver shall preclude Lessee from asserting any such claim against Lessor in a separate cause of action; or (5) to setoff or deduct all or any part of any claimed damages resulting from Lessor's default, if any, under this Lease.

    34. UCC FILINGS. LESSEE HEREBY APPOINTS LESSOR OR ITS ASSIGNEE AS ITS TRUE AND LAWFUL ATTORNEY IN FACT, IRREVOCABLY AND COUPLED WITH AN INTEREST, TO EXECUTE AND FILE ON BEHALF OF LESSEE ALL UCC FINANCING STATEMENTS WHICH IN LESSOR'S SOLE DISCRETION ARE NECESSARY OR PROPER TO SECURE LESSOR'S INTEREST IN THE EQUIPMENT IN ALL APPLICABLE JURISDICTIONS.

    35.  MISCELLANEOUS.  Time is of the essence with respect to this Lease.
ANY FAILURE OF LESSOR TO REQUIRE STRICT PERFORMANCE BY LESSEE OR ANY WAIVER BY LESSOR OF ANY PROVISION HEREIN SHALL NOT BE CONSTRUED AS A CONSENT OR WAIVER OF ANY PROVISION OF THIS LEASE. Neither this Lease nor any Equipment Schedule may be amended except by a writing signed by Lessor and Lessee. This Lease and each Equipment Schedule shall be binding upon, and inure to the benefit of, the parties hereto, their permitted successors and assigns. This Lease will be binding upon Lessor only if executed by a duly authorized officer or representative of

Lessor at Lessor's principal place of business as set forth above. This Lease, and all other documents (the execution and delivery of which by Lessee is contemplated hereunder), shall be executed on Lessee's behalf by Authorized Signers of Lessee. THIS LEASE IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

    36.  JURY TRIAL WAIVER.  LESSOR AND LESSEE HEREBY WAIVE TRIAL BY JURY IN
ANY ACTION OR PROCEEDING TO WHICH LESSOR OR LESSEE MAY BE PARTIES ARISING OUT OF OR IN ANY WAY PERTAINING TO THIS LEASE. THIS WAIVER IS MADE KNOWINGLY, WILLINGLY AND VOLUNTARILY BY THE LESSOR AND THE LESSEE WHO EACH ACKNOWLEDGE THAT NO REPRESENTATIONS HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT.

    37. MORE THAN ONE LESSEE. If more than one person or entity executes this Lease, each Equipment Schedule, and all addenda or other documents executed in connection herewith or therewith, as "Lessee," the obligations of "Lessee" contained herein and therein shall be deemed joint and several and all references to "Lessee" shall apply both individually and jointly.

    38. QUIET ENJOYMENT. So long as no Event of Default has occurred and is continuing, Lessee shall peaceably hold and quietly enjoy the Equipment without interruption by Lessor or any person or entity claiming through Lessor.

    39. ENTIRE AGREEMENT. This Lease, together with all Equipment Schedules, riders and addenda executed by Lessor and Lessee collectively constitute the entire understanding or agreement between Lessor and Lessee with respect to the leasing of the Equipment, and there is no understanding or agreement, oral or written, which is not set forth herein or therein. By initialing below, Lessee hereby further acknowledges the conditions of this Section 39.
                                                      Lessee's Initials:


    40. EXECUTION IN COUNTERPARTS. This Master Equipment Lease Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

    IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease as of the day and year first above written.

LESSOR:

KEYCORP LEASING LTD.


By: ________________________________________
Name:
Title:

LESSEE:

R-B RUBBER PRODUCTS, INC.


By: ________________________________________
Name:
Title:

           EXHIBIT B - FORM OF INTERIM FUNDING LOAN AND SECURITY AGREEMENT


                     INTERIM FUNDING LOAN AND SECURITY AGREEMENT

    THIS INTERIM FUNDING LOAN AND SECURITY AGREEMENT dated as of May 12, 1997 is made by and between KEYCORP LEASING LTD., a Delaware corporation ("Lessor"), and R-B RUBBER PRODUCTS, INC., an Oregon corporation having its principal place of business at 904 East 10th Avenue, McMinnville, OR 97128 ("Lessee").

                              I N T R O D U C T I O N :

    Lessee has entered into (i) Funding Agreement dated as of May 12, 1997 with Lessor (the "Funding Agreement"), (ii) a Master Equipment Lease Agreement dated as of May 12, 1997 with Lessor, as lessor (the "Master Lease"), a copy of which is attached to the Funding Agreement (such Master Lease, together with all Equipment Schedules executed in connection therewith, in substantially the form attached to the Funding Agreement, and all addenda attached thereto, if any, from time to time executed in connection therewith, are hereinafter collectively referred to as, the "Lease"), (iii) purchase agreements with various vendors (the "Other Suppliers"), pursuant to which Lessee has agreed to purchase certain goods and other property from such Other Suppliers, together with goods and other property purchased from the Main Supplier (as hereinafter defined) (the "Equipment), and (iv) a purchase agreement (the "Purchase Agreement"), a copy of which is attached hereto as EXHIBIT B, dated January 4, 1997 with Emil Paul Schilling AG (the "Main Supplier") and the Other Suppliers, pursuant to which Lessee has agreed to purchase Equipment. Lessee has requested Lessor to make certain payments (the "Advance Payment(s)"), as required by the terms of the Purchase Agreement and purchase orders with the Other Suppliers, in each case subsequent to the effectiveness and enforceability of the Master Lease with respect to such Equipment, but prior to the Rent Commencement Date with respect to such Equipment, and Lessor is willing to make such Advance Payments, subject to and upon the terms and conditions set forth herein. Unless the context otherwise requires, all capitalized terms used herein without definition shall have the respective meanings set forth in the Lease.

    NOW, THEREFORE, in consideration of the foregoing premises, the Secured Obligations between the parties hereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

    1. THE ADVANCE PAYMENTS. Subject to the terms and conditions set forth in (a) this Agreement, (b) the Purchase Agreement, (c) the Lease, (d) the Promissory Note (as defined herein), and (e) any other agreement executed in connection therewith (this Agreement, the Purchase Agreement, the Lease, the Promissory Note and all other such agreements collectively referred to hereafter as the "Loan Documents"), Lessor hereby agrees to make the Advance Payments upon Lessee's request at the times and in the amounts set forth in the Purchase Agreement or the purchase orders with the Other Suppliers. Advance Payments shall be made to the address set forth in each Drawdown Request (as defined in the Promissory Note).

    2. MASTER LEASE IN FULL FORCE AND EFFECT AS TO ADVANCE PAYMENTS. Lessee hereby acknowledges that, with respect to the Advance Payments hereunder (and the Equipment to which such Advance Payments relate), the Master Lease shall be deemed to be in full force and effect against Lessee with respect to such Equipment with the same force and effect as if an Equipment Schedule was executed with respect to each item of such Equipment, and Lessee acknowledged its unqualified acceptance of each item of such Equipment, on the date of the Advance Payment hereunder relating thereto.

    3. THE PROMISSORY NOTE; INTEREST; REPAYMENT. The obligations of Lessee to repay the Advance Payments shall be evidenced by a promissory note (the "Promissory Note"), in the form attached hereto as EXHIBIT A. Interest shall be calculated as set forth in, and repayment made in accordance with, the terms and conditions of the Promissory Note.

    4. SECURITY INTEREST. (a) As security for the payment and performance of all obligations due to Lessor hereunder and under the Promissory Note, including, without limitation, repayment of the Advance Payments and all interest accrued thereon, and any and all other obligations of Lessee under the Loan Documents (collectively, the "Secured Obligations"), Lessee hereby grants to Lessor a security interest in and to all of Lessee's right, title and interest, now existing or hereafter arising, in and to the following: Lessee's assignment of the Purchase Agreement shall be evidenced by an Assignment of Purchase Agreement in the form attached hereto as EXHIBIT C (the "Assignment of Purchase Agreement").

         (b) Lessee represents and warrants to Lessor that the Collateral is free and clear of all claims, liens, encumbrances and charges whatsoever, except for the security interest granted hereby. Lessee shall, at Lessee's own cost and expense, promptly take any action as may be necessary or desirable in order to discharge any liens (other than the security interest granted hereby) upon the Collateral arising as a result of any act or omission of Lessee.

    5. EXPRESS CONDITION TO ADVANCE PAYMENTS. Lessor shall have no obligation to make any Advance Payment hereunder (a) if an Event of Default (as defined in Section 6 hereof) shall have occurred and is continuing), (b) until such time as Lessor, or its designee, shall have made a physical inspection of the Equipment which is satisfactory to Lessor in its sole discretion, and (c) unless Lessor shall have received the following documents duly executed and delivered by an authorized representative of Lessee and/or the Main Supplier, as applicable:
         (1)  the Master Lease;
         (2)  this Interim Funding Loan and Security Agreement;
         (3)  UCC Financing Statements, as requested by Lessor;
         (4) a Drawdown Request (as defined in the Promissory Note) with respect to such Advance Payment;
         (5) any other instruments or documents as may be reasonably requested by Lessor;
         (6) an invoice issued by the Main Supplier and the Other Suppliers and countersigned by Lessee (which countersignature by Lessee shall be conclusively deemed to be Lessee's certification and agreement that the Advance Payment invoiced is then due and owing and properly payable, and that all conditions precedent to the payment of such invoice have been performed and completed to the satisfaction of Lessee, and in accordance with the terms and conditions of the Purchase Agreement (provided, however, that Lessor shall have no obligation to make the final Advance Payment due under the Purchase Agreement until such time as Lessor has received the duly executed Certificate of Acceptance for the Equipment from the Lessee, as required by the terms of the Master Lease;
         (7)  the Purchase Agreement;
         (8)  the Assignment of Contract; and
         (9) the Consent to Assignment and Agreement, in the form attached hereto as EXHIBIT D.

    6. EVENTS OF DEFAULT; REMEDIES. (a) The occurrence of any of the following events shall constitute and be an event of default (an "Event of Default"): (1) Lessee fails to pay any installment of principal or interest, or any other payment due and owing, under the Promissory Note or this Agreement within ten (10) days after the same shall have become due; (2) Lessee becomes insolvent or makes an assignment for the benefit of its creditors; (3) a receiver, trustee, conservator or liquidator of Lessee or of all or a substantial part of Lessee's assets is appointed with or without the application or consent of Lessee; (4) a petition is filed by or against Lessee under any bankruptcy, insolvency or similar legislation, and, if against, the proceeding shall continue undismissed, or the order, judgment or decree ordering the proceeding shall continue unstayed, for thirty (30) or more days; (5) Lessee violates or fails to perform any provision of either this Agreement, the Promissory Note, the Lease or any other loan, lease or credit agreement or any acquisition or purchase agreement with Lessor or any other party (a default under which third party agreement would materially and adversely effect Lessee), and such failure shall continue unremedied for 30 days after notice from Lessor to Lessee, specifying the failure and demanding the same to be remedied; (6) Lessee violates or fails to perform any covenant or representation made by Lessee in this Agreement or the Promissory Note, and such violation or failure shall continue unremedied for 30 days after notice from Lessor to Lessee, specifying the violation or failure and demanding the same to be remedied; (7) any representation or warranty made in this Agreement, the Promissory Note, the Lease, certificate, financial statement or other statement furnished to Lessor shall prove to be false or misleading in any material respect as of the date on which the same was made; (8) an event of default has occurred and is continuing under the

Promissory Note; (9) an additional lien attaches to the Equipment; or (10) Lessee makes a bulk transfer of furniture, furnishings, fixtures or other equipment or inventory; or (11) there is a material adverse change in Lessee's or any Guarantor's financial condition since the dated of this Agreement.

         (b) Upon the occurrence of an Event of Default: (1) Lessor shall have no obligation to make any additional Advance Payments hereunder, (2) Lessor shall have the right to cause the entire outstanding balance of the Advance Payments, together with all accrued and unpaid interest thereon, to become immediately due and payable without notice or demand, (3) Lessee shall pay on demand all costs and expenses of Lessor with respect to the enforcement of its rights and remedies hereunder and under the Promissory Note, including, without limitation, reasonable attorneys' fees, and (4) Lessor shall have the right to exercise any and all remedies available to it hereunder and under the Promissory Note.

         (c) The remedies of Lessor provided herein and in the Promissory Note shall be cumulative and concurrent and may be pursued singly, successively or concurrently at the sole discretion of Lessor and may be exercised as often as occasion therefor shall occur. The failure to exercise, or any delay in the exercise of, any right or remedy shall in no event be construed as a waiver, release or exhaustion of any such remedies.

    7. WAIVER. LESSEE AND ANY GUARANTOR HEREBY JOINTLY AND SEVERALLY WAIVE PRESENTMENT FOR PAYMENT, DEMAND, NOTICE OF DEMAND, NOTICE OF NON-PAYMENT, NOTICE OF PROTEST, PROTEST, AND HEREBY CONSENT TO ANY AND ALL EXTENSIONS OF TIME, RENEWALS, WAIVERS OR MODIFICATIONS OF AND ANY AND ALL SUBSTITUTIONS OR RELEASES OF SECURITY OR OF ANY PARTY PRIMARILY OR SECONDARILY LIABLE HEREUNDER OR FOR ANY OF THE SECURED OBLIGATIONS HEREUNDER. LESSEE AND ANY GUARANTOR HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT, THE PROMISSORY NOTE OR ANY INSTRUMENT OR DOCUMENT DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING BETWEEN LESSEE, ANY GUARANTOR AND LESSOR. LESSEE AND ANY GUARANTOR HEREBY EXPRESSLY WAIVE ANY DEFENSE OR COUNTERCLAIM (IN EACH CASE IN CONNECTION WITH THE EXERCISE BY LESSOR OF ITS RIGHTS AND REMEDIES UNDER THIS AGREEMENT) OR SET OFF WHATSOEVER WITH RESPECT TO THE OBLIGATION TO MAKE ANY PAYMENT OF PRINCIPAL OR INTEREST HEREUNDER, IT BEING UNDERSTOOD AND AGREED THAT THE OBLIGATION TO MAKE SUCH PAYMENT IS ABSOLUTE AND UNCONDITIONAL IRRESPECTIVE OF THE PERFORMANCE OF THE PARTIES HEREUNDER.

    8. PURCHASE AGREEMENT. Lessee hereby represents and warrants that the copy of the Purchase Agreement annexed hereto as EXHIBIT B is true, accurate and complete in all respects as of the date hereof.

    9. REPRESENTATIONS AND WARRANTIES. The Equipment shall be located at, and except as otherwise provided in this Lease, shall not be removed from, the Equipment Location. In addition to the representations and warranties set forth in the Lease, Lessee hereby represents and warrants to Lessor that, except as set forth on SCHEDULE 1 attached hereto, Lessee owns the Equipment Location free and clear of all liens.

    10. MISCELLANEOUS. THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original and in each case such counterparts shall constitute but one and the same instrument. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Agreement, together with the Promissory Note, the Lease and all other documents executed in connection herewith and therewith collectively constitute the entire understanding or agreement between Lessee and Lessor with respect to the interim financing of the Equipment, and there is no understanding or agreement, oral or written, which is not set forth herein or therein.

    IN WITNESS WHEREOF, Lessor and Lessee have executed this Interim Funding Loan and Security Agreement as of the day and year first above written.

LESSOR:

KEYCORP LEASING LTD.



By: ________________________________________
Name:
Title:


LESSEE:

R-B RUBBER PRODUCTS, INC.


By: ________________________________________
Name:
Title:

                         EXHIBIT A - FORM OF PROMISSORY NOTE

                                   PROMISSORY NOTE


U.S. $1,000,000.00                                           Date:  May 12, 1997

FOR VALUE RECEIVED, R-B RUBBER PRODUCTS, INC., an Oregon corporation with its principal place of business at 904 East 10th Avenue, McMinnville, OR 97128 ("Maker"), promises to pay to the order of KEYCORP LEASING LTD., a Delaware corporation ("Holder"), the sum of ONE MILLION DOLLARS ($1,000,000.00) in lawful money of the United States of America or so much thereof as from time to time shall have been advanced hereunder (the "Principal"), with interest thereon as hereafter provided ("Interest"), to be paid in the manner set forth herein.

    1. INTEREST RATE; PLACE OF PAYMENT. Interest on the balance of the Principal outstanding on this Promissory Note shall accrue with respect to each advance hereunder (each, an "Advance") from the date of such Advance and shall be due and payable at a floating rate per annum (the "Interest Rate") equal to the Prime Rate (as hereinafter defined) in effect from time to time plus one percent (1%). The Interest Rate shall be immediately and correspondingly adjusted with each change in the Prime Rate. Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest shall accrue until the date of receipt of payment. As used herein, the term "Prime Rate" shall mean the prime rate announced from time to time in THE WALL STREET JOURNAL. If the Prime Rate is no longer available, Holder will choose a new index which is based upon comparable information and will give Maker notice of such new "Prime Rate." Payment of the Principal and Interest hereunder shall be made to Holder at P.O. Box 1865, Albany, New York 12201-1865, or at such other place as Holder may designate from time to time in writing.

    2. REPAYMENT TERMS. Interest on the Principal at the rates aforesaid shall be due and payable monthly in arrears on the last day of each month beginning on the month in which Holder funds the first Advance hereunder in SEPTEMBER, 1997 to and including the earlier of: (a) SEPTEMBER, 1997; or (b) the date on which a prepayment is required under Section 4(b) hereof; or (c) the final Rent Commencement Date for the final Schedule under, and as defined in, the Master Equipment Lease Agreement dated as of May 12, 1997 between the Maker, as lessee, and the Holder, as lessor (such Master Equipment Lease Agreement, together with Equipment Schedules from time to time executed in connection therewith, are hereinafter collectively referred to as, the "Lease"). NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THE ENTIRE UNPAID BALANCE OF THE PRINCIPAL ADVANCED HEREUNDER, TOGETHER WITH ACCRUED AND UNPAID INTEREST THEREON AT THE APPLICABLE RATE AFORESAID, SHALL BE DUE AND PAYABLE ON THE EARLIER OF: (A) SEPTEMBER, 1997; OR (B) THE DATE ON WHICH A PREPAYMENT IS REQUIRED UNDER SECTION 4(B) HEREOF; OR (C) THE FINAL RENT COMMENCEMENT DATE FOR THE FINAL SCHEDULE UNDER, AND AS DEFINED IN, THE LEASE. In addition, Maker will pay a late payment charge of five percent (5%) of any payment due hereunder that is more than ten days late, for each month or part thereof that the same remains unpaid, computed from the due date thereof through the date of receipt thereof. Holder reserves the right to require any payment on this Promissory Note, whether such payment represents a regular installment or a prepayment, to be payable by wired federal funds or other immediately available funds.

    3. LOAN AGREEMENT. This Promissory Note hereby incorporates by reference all of the terms and conditions of an Interim Funding Loan And Security Agreement (the "Loan Agreement") dated as of May 12, 1997 between Maker and Holder to the same extent, and with the same force and effect, as if such terms and conditions were fully set forth herein and Maker hereby covenants and agrees to observe and perform such terms and conditions strictly in accordance with the Loan Agreement. Requisitions and advances under this Promissory Note shall be made only on the terms and conditions set forth in the Loan Agreement. Advances hereunder shall be requested by a drawdown request in the form attached hereto as EXHIBIT A (the "Drawdown Request") and shall be evidenced by a drawdown certificate in the form attached hereto as EXHIBIT B (the "Drawdown Certificate").

    4. PREPAYMENT TERMS. (a) VOLUNTARY PREPAYMENT. Maker may prepay, in connection with any Rent Commencement Date under an Equipment Schedule, the Principal outstanding hereunder at any time without premium or penalty.

         (b) REQUIRED PREPAYMENT. In the event that (1) more than $100,000 of the Equipment to which Advance Payments relate is deemed first placed in service during a calendar quarter, or (2) any Equipment to which Advance Payments relate is deemed first placed in service during a calendar year, then, on the final day of each such calendar quarter or calendar year, as the case may be, Maker shall prepay an amount of Principal, together with accrued and unpaid interest thereon at the applicable rate aforesaid, which equals the cost of such Equipment. Holder shall apply, and Maker directs Holder to apply, the proceeds of the Lease to such prepayment, in accordance with and subject to the terms and conditions of the Funding Agreement dated as of May 12, 1997.

    5. SECURITY. Payment of the Principal and Interest hereunder, and the performance and observance by Maker of all agreements, covenants and provisions contained herein, is secured by the grant by Maker to Holder of a first priority security interest in the Collateral (as defined in the Loan Agreement).

    6. TRANSFER OR ASSIGNMENT. Holder may at any time assign or otherwise transfer or negotiate this Promissory Note in whole or in part, without any notice to Maker.

    7. APPLICATION OF PAYMENTS. Each payment received on this Promissory Note shall be applied first to unpaid late payment charges (if any) hereunder, then to Interest as of the payment due date and the balance, if any, to the outstanding Principal as of the date received.

    8. EVENTS OF DEFAULT. (a) The occurrence of any of the "Events of Default" set forth in the Loan Agreement shall constitute and be an event of default hereunder (an "Event of Default").

         (b) Notwithstanding anything to the contrary contained herein, upon the occurrence of an Event of Default: (i) Holder shall have the right to cause the entire outstanding balance of the Principal, together with all accrued and unpaid Interest thereon, to become immediately due and payable without notice or demand, (ii) Maker shall pay on demand all costs and expenses of Holder with respect to the enforcement of its rights and remedies hereunder and under the Loan Agreement, including, without limitation, reasonable attorneys' fees, and
(iii) Holder shall have the right to exercise any and all remedies available to it hereunder and under the Loan Agreement.

         (c) The remedies of Holder provided herein and in the Loan Agreement shall be cumulative and concurrent and may be pursued singly, successively or concurrently at the sole discretion of Holder and may be exercised as often as occasion therefor shall occur. The failure to exercise, or any delay in the exercise of, any right or remedy shall in no event be construed as a waiver, release or exhaustion of any such remedies.

    9. COLLECTION COSTS. In addition to the Principal, Interest, and any late payment charges (if any), Holder shall be entitled to collect all costs and expenses of collection, including, without limitation, reasonable attorneys' fees, incurred in connection with the protection or realization of the Collateral or in connection with Holder's collection efforts, whether or not suit on this Promissory Note or any foreclosure proceeding is filed. All such costs and expenses shall be payable on demand and, until paid, shall be secured by the security interest evidenced by the Loan Agreement and all other collateral, if any, held by Holder as security for Maker's obligations under this Promissory Note.

    10. BINDING AGREEMENT; GOVERNING LAW. THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. The provisions of this Promissory Note shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

    11. MORE THAN ONE SIGNER. If more than one person or entity signs this Promissory Note as a Maker, the obligations contained herein shall be deemed joint and several and all references to "Maker" shall apply both individually and jointly.

    12. GENERAL. Maker represents and warrants that this Promissory Note evidences a loan for business or commercial purposes. By signing this Promissory Note, Maker agrees to be legally bound to all terms and conditions contained herein.

    13. WAIVER. MAKER AND ALL ENDORSERS, SURETIES, AND GUARANTORS HEREOF HEREBY JOINTLY AND SEVERALLY WAIVE PRESENTMENT FOR PAYMENT, DEMAND, NOTICE OF NON-PAYMENT OR DISHONOR, NOTICE OF PROTEST AND PROTEST OF THIS PROMISSORY NOTE. MAKER HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH OR ARISING OUT OF, THIS PROMISSORY NOTE OR ANY DOCUMENT DELIVERED IN CONNECTION WITH THIS PROMISSORY NOTE.

    14. USURY; PARTIAL INVALIDITY. . (a) At no time shall the Interest Rate (or any other late charges or other amounts paid or collected hereunder) exceed the highest rate allowed by applicable law for this type of loan. Should Holder ever collect interest at a rate that exceeds the such applicable legal limit, such excess will be credited to the Principal. If the amount of the credit exceeds the balance of the Principal then outstanding on this Promissory Note, such excess will be returned to Maker; and the effective rate of interest automatically shall be reduced to the maximum lawful contract rate allowed under Applicable Law as now or hereafter construed by the courts having jurisdiction thereof. Notwithstanding the foregoing, if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for Holder to receive a greater per annum interest rate than is presently allowed by law, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest rate per annum allowed by the amended state law or the law of the United States of America (but not in excess of the Interest Rate provided for herein). All calculations of the rate of interest contracted for, charged or received under this Note or the Loan Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from the Maker or otherwise by Holder in connection with the Secured Obligations (as defined in the Loan Agreement).

         (b) Whenever possible, each provision of this Promissory Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Promissory Note shall be prohibited by or invalid under the laws of any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Promissory Note in any other jurisdiction.

   15. NOTICES. All notices and other communications under this Promissory Note shall be in writing and shall be addressed: (i) if to Maker, R-B RUBBER PRODUCTS, INC., 904 East 10th Avenue, McMinnville, OR 97128; and (ii) if to Holder, KEYCORP LEASING LTD., 54 State Street, Albany, New York 12207,
Attention: Business Coordinator, or such other address as either party hereto shall communicate to the other party at its address specified above. All such notices and other communications shall be deemed to have been duly given if delivered by hand or if sent by certified mail, return receipt requested, to the party to whom such notice is intended to be given, and shall be effective upon receipt.

    IN WITNESS WHEREOF, Maker, intending to be legally bound, has caused this Promissory Note to be duly executed under seal on the day and year first above written.

MAKER:

R-B RUBBER PRODUCTS, INC.


By: ________________________________________
Name:
Title:



STATE OF ____________________________  )
                                       )ss.:
COUNTY OF __________________________   )


    On this ______ day of ___________, 19____, before me the subscriber personally appeared _________________________, who being by me duly sworn, did depose and say; that (s)he resides at ____________________________, that (s)he is the ____________________________ of R-B RUBBER PRODUCTS, INC., the
corporation described in and which executed the foregoing instrument; and that
(s)he signed his/her name thereto by order of the Board of Directors of said corporation.


______________________________________
NOTARY PUBLIC

My Commission Expires:

                                      EXHIBIT A

                               FORM OF DRAWDOWN REQUEST

                      [To be prepared on Borrower's letterhead]


[Date]

KeyCorp Leasing Ltd.
54 State Street, 9th Floor
Albany, New York 12207
Attn:  Business Coordinator

Dear Business Coordinator:

    In accordance with the terms and conditions of a Master Equipment Lease Agreement dated as of May 12, 1997 (the "Lease"), an Interim Funding Loan and Security Agreement dated as of May 12, 1997 and a Promissory Note dated as of May 12, 1997, each either by and between KEYCORP LEASING LTD. ("KCL") and R-B RUBBER PRODUCTS, INC. (collectively, the "Agreements") or in favor of KCL, Lessee certifies as follows:

    1. KCL is hereby authorized to advance $_________________ under the Agreements and to forward payment of the proceeds of such advance directly to ___________________________________________________ for payment of the following attached invoices in the amounts shown:

VENDOR   EQUIPMENT DESCRIPTION    AMOUNT (MINIMUM $50,000)
------   ---------------------    ------------------------


    2. This advance shall apply to Equipment Schedule 01 to the Lease. The following documentation is enclosed for your review in support of this drawdown request:

    a.  Check for $50.00 for drawdown request.
    b.  Invoices described above.
    c.  Other (specify):

    Please make this advance effective as of ______________, 199___.

Sincerely,

Maker:

R-B RUBBER PRODUCTS, INC.


By: ________________________________________
Name:
Title:

                                      EXHIBIT B

                              Drawdown Certificate under
                       Promissory Note Dated as of May 12, 1997
            by R-B RUBBER PRODUCTS, INC. in favor of KEYCORP LEASING LTD.


    The referenced Promissory Note and this Drawdown Certificate are in connection with the Master Equipment Lease Agreement dated as of May 12, 1997 between the Maker, as lessee, and the Holder, as lessor, and the Equipment Schedule Number 01 thereto. Pursuant to a Drawdown Request dated
________________________________ from R-B RUBBER PRODUCTS, INC., the following
Advance Payment was made by KEYCORP LEASING LTD.:


Date of Drawdown:  _____________, 199___

Drawdown Amount:   $_______________

Initial Interest Rate on Drawdown Amount
(the Interest Rate floats as set forth in the
above-referenced Promissory Note):          9.50%

Equipment Schedule to Which
Drawdown Applies:                 Equipment Schedule 01


KEYCORP LEASING LTD.


By: ________________________________________
Name:
Title:

                          EXHIBIT B - THE PURCHASE AGREEMENT

                      EXHIBIT C - FORM OF ASSIGNMENT OF CONTRACT

                           ASSIGNMENT OF PURCHASE AGREEMENT


    R-B RUBBER PRODUCTS, INC. ("Assignor"), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby grants, conveys, transfers, pledges and assigns unto KEYCORP LEASING LTD., a Delaware corporation ("Assignee"), all of Assignor's right, title and interest in and to the Purchase Agreement (the "Purchase Agreement") dated as of January 4, 1997 between Assignor and EMIL PAUL SCHILLING AG (the "Mail Supplier") and Other Suppliers, pursuant to which Assignor has agreed to purchase goods and other property (the "Equipment") from the Supplier (including, but not limited to, the right to become direct purchaser of the Equipment thereunder), together with all Assignor's right, title and interest in and to the Equipment, for the purpose of securing the payment and performance of the Secured Obligations (as defined in the Interim Funding Loan and Security Agreement dated as of May 12, 1997 between Assignee, as lessor, and Assignor, as lessee).

    Assignor covenants and agrees that it shall not modify, amend, terminate or release the Purchase Agreement without the prior written consent of Assignee.

    Assignor and Assignee mutually agree that the acceptance by Assignee of this Assignment of Purchase Agreement, with all of the rights, powers, privileges and authority so created, shall not be deemed or construed to obligate Assignee to assume any obligation or responsibility of Assignor under the Purchase Agreement, nor shall Assignee be liable for the nonperformance of any such obligation or responsibility.

    THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

    IN WITNESS WHEREOF, Assignor has caused this Assignment of Purchase Agreement to be executed as of May 12, 1997.

ASSIGNOR:

R-B RUBBER PRODUCTS, INC.


By: ________________________________________
Name:
Title:

                      EXHIBIT D - FORM OF CONSENT AND AGREEMENT

                         CONSENT TO ASSIGNMENT AND AGREEMENT

    EMIL PAUL SCHILLING AG (the "Supplier") hereby (i) consents to that certain Assignment of Purchase Agreement dated as of May 12, 1997 by R-B RUBBER PRODUCTS, INC. ("Assignor") to KEYCORP LEASING LTD. ("Assignee"), pursuant to which, among other things, Assignor has assigned to Assignee, all of Assignor's right, title and interest in and to the purchase agreement (the "Purchase Agreement") dated January 4, 1997 between the Supplier and Assignor (pursuant to which the Supplier has agreed to sell, and Assignor has agreed to buy, certain equipment under the terms specified therein), and (ii) confirms to and agrees with Assignor and Assignee that:

    1. OBLIGATIONS OF ASSIGNEE. Assignee shall not be liable for any of the obligations of Assignor or duties of Assignor under the Purchase Agreement, nor shall the Purchase Agreement give rise to any duties or obligations whatsoever on the part of Assignee owing to the Supplier.

    2. REPRESENTATIONS AND WARRANTIES. The Supplier represents and warrants to Assignor that: (a) attached hereto as EXHIBIT A is a true, complete and accurate copy of the Purchase Agreement, and that such Purchase Agreement is in full force and effect and has not been modified or amended; (b) the Supplier has not sent or received any notice of default or any notice for the purpose of terminating the Purchase Agreement, nor is there, to the best knowledge of the Supplier, any existing circumstance or event which, but for the passage of time, giving of notice or otherwise, would constitute a default by the Supplier or Assignor under the Purchase Agreement; (c) the Supplier will not terminate, or exercise any remedies under, the Purchase Agreement by reason of any default thereunder by Assignor without sending to Assignee written notice of such default (including in such notice the grounds upon which it proposes to terminate the Purchase Agreement and the proposed termination date), and availing Assignee of a reasonable time period to cure such default, provided, however, that such reasonable time period shall not exceed fifteen (15) days (in the case of payment default), or thirty (30) days (in the case of other defaults); (d) the Supplier will not, without the prior written consent of Assignee (1) acknowledge or consent to any sale or pledge of, or any other assignment of a security interest by Assignor of, any of the right, title or interest of Assignor in the Purchase Agreement, or (2) agree to any amendment, modification, release or discharge (in whole or in part) of the Purchase Agreement; (e) in the event that Assignee succeeds to the interest of Assignor under the Purchase Agreement, the Supplier shall (1) accept performance by Assignee, its successors or assigns, under the Purchase Agreement, (2) accept Assignee, its successors or assigns, as the successor to the rights of Assignor thereunder, (3) perform the Supplier's obligations and duties under the Purchase Agreement to Assignee, its successors or assigns, on the same terms and conditions as set forth in the Purchase Agreement; and (f) the Supplier shall send copies of all notices of defaults sent by the Supplier to Assignor pursuant to the Purchase Agreement to Assignee and no such notice shall be effective for any purpose unless and until a copy thereof shall have been received by Assignee.

    3. NOTICES. All notices and other communications hereunder shall be in writing and shall be transmitted by hand, overnight courier or certified mail (return receipt requested), postage prepaid. Such notices and other communications shall be addressed to the respective party at the following address or at such other address as any party may from time to time designate by notice duly given in accordance with this Section:

if to Assignee                         if to the Supplier

KEYCORP LEASING LTD.                   EMIL PAUL SCHILLING AG
54 State Street                        P.O. Box Feldstrasse 1
Albany, New York 12207                 8703 Erlenbach, Switzerland
Attention: Business Coordinator        Attention: Ralf H. Knobel
Facsimile: (518) 486-8172              Facsimile: 0041-1-915-00-65

All notices and other communications under this Consent to Assignment shall be effective upon receipt.

    4. MISCELLANEOUS. Time is of the essence with respect to this Agreement. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto, their permitted successors and assigns. THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.


    IN WITNESS WHEREOF, the Supplier has executed this Consent to Assignment and Agreement as of May 12, 1997.


SUPPLIER:

EMIL PAUL SCHILLING AG


By: ________________________________________
Name:
Title:

                                      EXHIBIT A

                                THE PURCHASE AGREEMENT

                                   Attached hereto.

                                  LIST OF SCHEDULES

                        Schedule 1 - Title Exceptions to Site

      EXHIBIT C - FORM OF EQUIPMENT SCHEDULE, TOGETHER WITH ALL ADDENDA THERETO


                              EQUIPMENT SCHEDULE NO. 01

    EQUIPMENT SCHEDULE NO. 01 dated as of < < TO BE DETERMINED > > (this "Schedule") between KEYCORP LEASING LTD. ("Lessor"), a Delaware corporation, and R-B RUBBER PRODUCTS, INC., an Oregon corporation ("Lessee").

                              I N T R O D U C T I O N :

    Lessor and Lessee have heretofore entered into that certain Master Equipment Lease Agreement dated as of May 12, 1997 (the "Master Lease"; the Master Lease and this Schedule hereinafter collectively referred to as, this "Lease"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings specified in the Master Lease. The Master Lease provides for the execution and delivery of a Schedule substantially in the form hereof for the purpose of confirming the acceptance and lease of the Equipment under this Lease as and when delivered by Lessor to Lessee in accordance with the terms thereof and hereof.

    NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

    1. EQUIPMENT. Pursuant to the terms and conditions of this Lease, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the equipment listed on EXHIBIT A attached hereto (the "Equipment"). The aggregate Total Cost of such Equipment is $< < TO BE DETERMINED > >.

    2. TERM. The Initial Term of this Lease with respect to the Equipment described on this Schedule shall commence on the date on which such Equipment is delivered to Lessee, and, unless earlier terminated as provided herein, shall expire on a date which is eighty-four (84) months after the Rent Commencement Date (the "Initial Term Expiration Date").

    3. RENT PAYMENT DATES; RENT. Lessee hereby agrees to pay Rent for the Equipment throughout the Initial Term in < < TERM WORD > > (< < TERM # > >) consecutive monthly installments payable in advance on the Rent Commencement Date and on the same day each month thereafter (each, a "Rent Payment Date"). Each such installment of Rent shall be in an amount equal to $< < PAYMENT AMOUNT > >.

    4. EQUIPMENT LOCATION; BILLING ADDRESS. The Equipment described on this Schedule shall be located at, and except as otherwise provided in this Lease, shall not be removed from, the following address: 904 East 10th Avenue, McMinnville, OR 97128. The billing address of Lessee is as follows: R-B RUBBER PRODUCTS, INC., 904 East 10th Avenue, McMinnville, OR 97128.

    5. TAX INDEMNIFICATION. (a) Lessee acknowledges that Lessor has executed this Lease, and that the Rent payable by Lessee under this Lease has been computed, upon the assumptions that Lessor will (i) be entitled to depreciation or cost recovery deductions ("MACRS Deductions") for Federal income tax purposes under the Modified Accelerated Cost Recovery System provided for in Section 168 of the Internal Revenue Code of 1986, as amended (the "Code"), and depreciation or cost recovery deductions ("State Depreciation Deductions") for state income tax purposes for the State of New York ("New York"), in each case on the basis that (1) each Item of Equipment constitutes "< < -year property" within the meaning of Section 168(e) of the Code, (2) the initial tax basis for each Item of Equipment will be equal to the Total Cost, (3) deductions for each Item of Equipment will be computed by using the method specified in Section 168(b)(1) of the Code over the < < -year recovery period described in Section 168(c) of the Code, and (4) the applicable convention for each Item of Equipment under Section 168(d) of the Code is the half-year convention; (ii) be entitled to deductions for Federal income tax purposes (available in the manner and as provided by Section 163 of the Code) for interest payable with respect to any indebtedness incurred by Lessor in connection with any financing by Lessor of any portion of the Total Cost of each Item of Equipment ("Interest Deductions"); and (iii) be subject to tax for each year at a composite Federal and New York corporate income tax rate equal to the then highest marginal rate for corporations provided for under the Code and the laws of New York (the "Highest Marginal Tax Rate"). The MACRS Deductions, State Depreciation Deductions and Interest Deductions are hereinafter collectively referred to as the "Tax Benefits".

         (b) Lessee represents and warrants to Lessor that (i) each Item of Equipment constitutes "< < -year property" within the meaning of Section 168(e) of the Code, (ii) Lessee shall not attempt to claim such Tax Benefits, (iii) at and after the time of delivery of the Equipment to Lessee pursuant to this Lease, the Equipment shall be owned by Lessor for Federal income tax purposes and Lessee shall not claim any ownership or title in and to the Equipment, and
(iv) Lessee has not, and will not, at any time after such delivery throughout the Term of this Lease, take any action or omit to take any action (whether or not the same is permitted or required hereunder) which will result in the loss by Lessor of all or any part of such Tax Benefits.

         (c) If, as a result of any act, omission or misrepresentation of Lessee, (x) the Tax Benefits are lost, disallowed, deferred, eliminated, reduced, recaptured, compromised or otherwise unavailable to Lessor, (y) for Federal, foreign, state or local income tax purposes, any item of income, loss or deduction with respect to any Item of Equipment is treated as derived from, or allocable to, sources outside the United States, or (z) there shall be included in the gross income of Lessor for Federal, state or local income tax purposes any amount on account of any addition, modification, substitution or improvement to or in respect of any Item of Equipment made or paid for by Lessee (any of the foregoing being hereinafter a "Tax Loss"), then, within thirty (30) days of Lessee's receipt of written notice from Lessor that such a Tax Loss has occurred, Lessee shall pay to Lessor an amount which, after deduction therefrom of all taxes to be paid in respect of the receipt thereof, will enable Lessor to receive the same Net Economic Return (as hereinafter defined) that Lessor would have realized on this Lease had such Tax Loss (together with any interest, penalties or additions to tax) not occurred. Any event which, by the terms of this Lease, requires payment by Lessee to Lessor of the Stipulated Loss Value of the Equipment shall not constitute the act of Lessee for purpose of the foregoing sentence.

         (d) As used in this Section, the term "Net Economic Return" shall mean Lessor's net after-tax yield, aggregate after-tax cash flow and return on assets, based on (i) the assumptions used by Lessor in originally calculating Rent and Stipulated Loss Value percentages, including the assumptions set forth above (as such assumptions may have been revised pursuant to the last sentence of this subsection) and (ii) the Highest Marginal Tax Rate actually in effect during each year from the date of such original calculations to the date of such Tax Loss, both dates inclusive. In the event Lessor shall suffer a Tax Loss with respect to which Lessee is required to pay an indemnity hereunder, and the full amount of such indemnity has been paid or provided for hereunder, the aforesaid assumptions, without further act of the parties hereto, shall thereupon be and be deemed to be amended, if and to the extent appropriate, to reflect such Tax Loss.

         (e) For purposes of this Section, the term "Lessor" shall include the entity or entities, if any, with which Lessor consolidates any tax return. Lessee acknowledges that it has neither sought nor received tax advice from Lessor as to the availability to Lessee of any tax benefits with respect to the Equipment. All of Lessor's rights and privileges arising from the indemnities contained in this Lease will survive the expiration or other termination or cancellation of this Lease. Such indemnities are expressly made for the benefit of, and are enforceable by, Lessor and its successors and assigns.

< < INDEMNITY RELATING TO OREGON ENERGY TAX CREDITS TO BE PLACED HERE > >

    6. TRUE LEASE TRANSACTION. (a) It is the express intent of the parties that this Lease constitute a true lease and not a sale of the Equipment. Title to the Equipment shall at all times remain in Lessor, and Lessee shall acquire no ownership, title, property, right, equity, or interest in the Equipment other than its leasehold interest solely as Lessee subject to all the terms and conditions hereof. To the extent that Article 2A ("Article 2A") of the Uniform Commercial Code ("UCC") applies to the characterization of this Lease, the parties hereby agree that this Lease is a "Finance Lease" as defined therein. Lessee acknowledges: (i) that Lessee has selected the "Supplier" (as defined in the

UCC) and has directed Lessor to purchase the Equipment from the Supplier in connection with this Lease, and (ii) that Lessee has been informed in writing in this Lease, before Lessee's execution of this Lease, that Lessee is entitled under Article 2A to the promises and warranties, including those of any third party, provided to Lessor by the Supplier in connection with or as part of the Purchase Agreement, and that Lessee may communicate with the Supplier and receive an accurate and complete statement of those promises and warranties, including any disclaimers and limitations of them or of remedies. The filing of UCC financing statements pursuant to Section 34 of the Master Lease is precautionary and shall not be deemed to have any effect on the characterization of this Lease.

         (b) Notwithstanding the express intent of Lessor and Lessee that this agreement constitute a true lease and not a sale of the Equipment, should a court of competent jurisdiction determine that this agreement is not a true lease, but rather one intended as security, then solely in that event and for the expressly limited purposes thereof, Lessee shall be deemed to have hereby granted Lessor a security interest in the Equipment and all accessions, substitutions and replacements thereto and therefor, and proceeds (cash and non-cash), including, without limitation, insurance proceeds thereof (but without power of sale), to secure the prompt payment and performance as and when due of all obligations and indebtedness of Lessee, now existing or hereafter created, to Lessee pursuant to this Lease or otherwise. In furtherance of the foregoing, Lessee shall execute and deliver to Lessor, to be recorded at Lessee's expense, Uniform Commercial Code financing statements, statements of amendment and statements of continuation as reasonably may be required by Lessor to perfect and maintain perfected such security interest.

         (c) In the event that the Supplier erroneously invoices Lessee for the Equipment, Lessee agrees to forward said invoice to Lessor immediately. Lessee acknowledges that the Equipment is, and shall at all times remain, the property of Lessor, and that Lessee has no right, title or interest therein or thereto except as expressly set forth in the Lease.

    7. LESSEE'S PURCHASE AND RENEWAL OPTIONS. Lessee shall have the purchase and renewal options set forth on the End of Lease Options Addendum attached hereto and made a part hereof.

    8. MODIFICATIONS TO MASTER LEASE. With respect to the Equipment described on this Schedule, the Master Lease shall be modified as follows:

         (a) The following shall be inserted as the penultimate sentence of
Section 11 of the Master Lease ("Use; Alterations"):

         Title to all such alterations, additions, modifications or improvements shall immediately, and without further act, vest in Lessor and thereupon shall be deemed to constitute Items of Equipment and be fully subject to this Lease as if originally leased hereunder.

         (b) The following shall be inserted as the penultimate sentence of
Section 12 of the Master Lease ("Repairs and Maintenance"):

         Title to such replacement part shall immediately (and without further act) vest in Lessor upon installation, attachment or incorporation of the same in, on or into such Item of Equipment and thereupon shall be deemed to constitute an Item of Equipment and be fully subject to this Lease as if originally leased hereunder.

         (c) As used in Section 22(a) of the Master Lease ("Events of Default"), the term "Event of Default" shall also mean any of the following events: (1) a change in control occurs in Lessee; or (2) the death or dissolution of Lessee.

         (d) Section 22(b) of the Master Lease ("Events of Default") is hereby amended as follows: (1) with respect to Section 22(b)(4), the word "terminate" is hereby deleted and the words "cancel or terminate" are hereby substituted in its place; (2) with respect to Section 22(b)(6), the word "termination" is hereby deleted and the words "cancellation or termination" are hereby substituted in its place; and (3) with respect to Section 22(b)(7), the word "terminated" is hereby deleted and the words "canceled or terminated" are hereby substituted in its place.

    9. STIPULATED LOSS VALUE. The Stipulated Loss Values applicable to the Equipment and this Lease are as set forth on a supplement (the "Stipulated Loss Value Supplement") prepared by Lessor.

    10. GOVERNING LAW. This Schedule is being delivered in the State of New York and shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

    11. COUNTERPARTS. This Schedule may be executed in any number of counterparts, each executed counterpart constituting an original but all together one and the same instrument.

    12. PERSONAL PROPERTY TAX. To insure Lessee's compliance with the provisions of the Lease with respect to the payment of personal property taxes on the Equipment described on this Schedule, Lessee hereby covenants and agrees that, unless otherwise directed in writing by Lessor or required by applicable law, Lessee will not list itself as owner of any Item of Equipment for property tax purposes. Upon receipt by Lessee of any property tax bill pertaining to such Item of Equipment from the appropriate taxing authority, Lessee will promptly forward such property tax bill to Lessor. Upon receipt by Lessor of any such property tax bill, Lessor will pay such tax and will invoice Lessee for the expense. Upon receipt of such invoice, Lessee will promptly reimburse Lessor for such expense.

    13. ADDITIONAL ADDENDA. In addition to the End of Lease Options Addendum, please see the following addenda to this Schedule, attached hereto and made a part hereof, for additional terms and conditions governing the leasing of the Equipment described on this Schedule: Early Buyout Addendum, and Machine Tool Return Maintnenance Addendum.

    14. MORE THAN ONE LESSEE. If more than one person or entity executes this Schedule, and all addenda or other documents executed in connection herewith, as "Lessee," the obligations of "Lessee" contained herein and therein shall be deemed joint and several and all references to "Lessee" shall apply both individually and jointly.

    15. RELATIONSHIP TO MASTER LEASE; FURTHER ASSURANCES. This Schedule shall be construed in connection with and as part of the Lease, and all terms and conditions contained in the Master Lease are hereby incorporated herein by reference with the same force and effect as if such terms and conditions were fully stated herein. By execution of this Schedule, Lessee and Lessor reaffirm all terms and conditions of the Master Lease except as they may be modified hereby. To the extent that any of the terms and conditions of this Schedule are contrary to or inconsistent with any terms and conditions of the Master Lease, the terms and conditions of this Schedule shall govern. LESSEE HEREBY CERTIFIES TO LESSOR THAT THE REPRESENTATIONS AND WARRANTIES MADE BY LESSEE IN THE MASTER LEASE (INCLUDING, WITHOUT LIMITATION, SECTION 31 THEREOF) ARE TRUE AND CORRECT IN ALL MATERIAL RESPECTS AS OF THE DATE OF THIS SCHEDULE WITH THE SAME EFFECT AS THOUGH MADE ON AND AS OF SUCH DATE. Lessee shall take such additional actions and execute and deliver such additional documents as Lessor shall deem necessary from time to time to effectuate the terms of the Lease.

    IN WITNESS WHEREOF, Lessor and Lessee have caused this Schedule to be duly executed and delivered on the day and year first above written.

LESSOR:

KEYCORP LEASING LTD.

By: ________________________________________
Name:
Title:

LESSEE:

R-B RUBBER PRODUCTS, INC.


By: ________________________________________
Name:
Title:

                                      EXHIBIT A
                            TO EQUIPMENT SCHEDULE NO. 01
                         DATED AS OF < < TO BE DETERMINED > >
             TO MASTER EQUIPMENT LEASE AGREEMENT DATED AS OF MAY 12, 1997


VENDOR:  < < NAME OF VENDOR > >
         < < STREET ADDRESS > >
         < < CITY, STATE AND ZIP CODE > >
         Attention: < < NAME OF CONTACT > >

QTY      EQUIPMENT DESCRIPTION

                            END OF LEASE OPTIONS ADDENDUM
                           TO EQUIPMENT SCHEDULE NUMBER 01
             TO MASTER EQUIPMENT LEASE AGREEMENT DATED AS OF MAY 12, 1997
                       BETWEEN KEYCORP LEASING LTD., AS LESSOR,
                      AND R-B RUBBER PRODUCTS, INC., AS LESSEE.

                                     (FMV Option)

    THIS END OF LEASE OPTIONS ADDENDUM is annexed to, and made a part of, the above-referenced Equipment Schedule and Master Equipment Lease Agreement, as it relates to such Equipment Schedule (collectively, the "Lease"). Unless otherwise specified herein, all capitalized terms shall have the meanings ascribed to them in the Lease. Lessor and Lessee hereby agree as follows:

LESSEE'S PURCHASE AND RENEWAL OPTIONS. (a) With respect to the Equipment described on this Schedule, Section 32 of the Master Lease ("Renewal and Purchase Options") is hereby deleted in its entirety.

    (b) So long as no Default or Event of Default shall have occurred and be continuing and Lessee shall have given Lessor at least ninety (90) days prior written notice (the "Option Notice"), Lessee shall have the option, at the expiration of the Initial Term or any Renewal Term, to: (1) purchase all, but not less than all, Items of Equipment for a purchase price (the "Purchase Option Price") equal to the then Fair Market Sale Value thereof; (2) renew this Lease on a month to month basis at the same Rent payable at the expiration of such Initial Term or Renewal Term, as the case may be; (3) renew this Lease for a minimum period of not less than twelve (12) consecutive months at the then current Fair Market Rental Value; or (4) return such Equipment to Lessor pursuant to, and in the condition required by, the Lease. If Lessee fails to give Lessor the Option Notice, Lessee shall be deemed to have chosen option (2) above. Payment of the Purchase Option Price, applicable sales taxes, together with all other amounts due and owing by Lessee under the Lease (including, without limitation, Rent) during such Initial Term and Renewal Term shall be made on the last day of the Initial Term or Renewal Term, as the case may be, in immediately available funds against delivery of a bill of sale transferring to Lessee all right, title and interest of Lessor in and to the Equipment ON AN "AS IS" "WHERE IS" BASIS, WITHOUT ANY WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE. LESSOR MAY SPECIFICALLY DISCLAIM ANY SUCH REPRESENTATIONS AND WARRANTIES.

    Except as modified hereby, all of the terms, covenants and conditions of the Lease shall remain in full force and effect and are in all respects hereby ratified and affirmed.

    IN WITNESS WHEREOF, Lessor and Lessee have executed this End of Lease Options Addendum as of < < TO BE DETERMINED > >.

LESSOR:

KEYCORP LEASING LTD.


By: ________________________________________
Name:
Title:

LESSEE:

R-B RUBBER PRODUCTS, INC.


By: ________________________________________
Name:
Title:

                                EARLY BUYOUT ADDENDUM
                           TO EQUIPMENT SCHEDULE NUMBER 01
             TO MASTER EQUIPMENT LEASE AGREEMENT DATED AS OF MAY 12, 1997
                      BETWEEN KEYCORP LEASING LTD., AS LESSOR,
                       AND R-B RUBBER PRODUCTS, INC., AS LESSEE


    THIS EARLY BUYOUT ADDENDUM is annexed to, and made a part of, the above-referenced Equipment Schedule and Master Equipment Lease Agreement, as it relates to such Equipment Schedule (collectively, the "Lease"). Unless otherwise specified herein, all capitalized terms shall have the meanings ascribed to them in the Lease. Lessor and Lessee hereby agree as follows:

    So long as no Default or Event of Default shall have occurred and be continuing and Lessee shall have given Lessor at least ninety (90) days prior written notice, Lessee shall have the option to purchase all, but not less than all, Items of Equipment on the date which is < < NUMBER > > (< < # > >) months after the Rent Commencement Date (the "EBO Date") at a price (the "EBO Price") equal to < < NUMBER > > percent (< < # > >%) of the Total Cost of the Equipment, plus any applicable sales taxes. The EBO Price represents the parties present best estimate of the fair market value of the Equipment on the EBO Date determined by using commercially reasonable methods which are standard in the industry. Payment of the EBO Price, applicable sales taxes, together with all other amounts due and owing by Lessee under the Lease (including, without limitation, Rent) on or before the EBO Date, shall be made on the EBO Date in immediately available funds. Upon Lessee's written request, Lessor shall deliver to Lessee a bill of sale transferring to Lessee all right, title and interest of Lessor in and to the Equipment ON AN "AS IS" "WHERE IS" BASIS, WITHOUT ANY WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER. If Lessee shall fail to pay all amounts required to be paid under the Lease on the EBO Date, the Lease shall continue in full force and effect and Lessee agrees to reimburse Lessor for all reasonable costs, expenses and liabilities incurred in connection therewith.

    Except as modified hereby, all of the terms, covenants and conditions of the Lease shall remain in full force and effect and are in all respects hereby ratified and affirmed.

    IN WITNESS WHEREOF, Lessor and Lessee have executed this Early Buyout Addendum as of < < TO BE DETERMINED > >.

LESSOR:

KEYCORP LEASING LTD.


By: ________________________________________
Name:
Title:

LESSEE:

R-B RUBBER PRODUCTS, INC.


By: ________________________________________
Name:
Title:

                             RETURN/MAINTENANCE ADDENDUM
                           TO EQUIPMENT SCHEDULE NUMBER 01
             TO MASTER EQUIPMENT LEASE AGREEMENT DATED AS OF MAY 12, 1997
                       BETWEEN KEYCORP LEASING LTD., AS LESSOR,
                       AND R-B RUBBER PRODUCTS, INC., AS LESSEE

                               (Machine Tool Equipment)



    This Return/Maintenance Addendum is annexed to, and made a part of, the above-referenced Equipment Lease Schedule and Master Equipment Lease Agreement, as it relates to such Equipment Schedule (collectively, the "Lease"). Except as specified herein, all capitalized terms used herein shall have the meanings ascribed to them in the Lease. Lessor and Lessee hereby agree that the Lease shall be modified as follows:

    Section 13 of the Lease ("Return of Equipment") shall be deleted in its entirety and the following shall be substituted in its place:

         13.  RETURN OF EQUIPMENT.  Upon the expiration of the Term of any
Lease or upon demand by Lessor pursuant to Section 22 hereof, Lessee, at its sole expense, shall return all of the Equipment leased under such Lease by delivering it to such place or on board such carrier (packed for shipping) as Lessor shall specify. Lessee agrees that the Equipment, when returned, shall be free and clear of all liens, security interests, encumbrances and rights of others, and in the same condition as when delivered to Lessee, reasonable wear and tear excepted. Reasonable wear and tear shall mean that each item of the Equipment has been maintained by Lessee in "Average Saleable Condition" (as hereinafter defined) and that all components of the Equipment have been properly serviced, following the manufacturer's written operating and servicing procedures, such that the Equipment is eligible for a manufacturer's standard, full service maintenance contract without Lessor's incurring any expense to repair or rehabilitate the Equipment. If, in the opinion of Lessor, any item of the Equipment fails to meet the standards set forth above, Lessee agrees to pay on demand all costs and expenses incurred in connection with repairing the Equipment and restoring it to such condition, its assembly and delivery. Lessee shall give Lessor ninety (90) days written notice that Lessee is returning the
Equipment as provided for above.   "Average Saleable Condition" shall be
satisfied when all of the following minimum standards are met:

              (a) At the time of return hereunder, all major components and all wear points, including, but not limited to electronic and mechanical controls and pumps, motors, belts, hoses, pins, bushings, measuring devices, screws, barrels, ways, cams, clamps and supports, shall be within manufacturer's design performance characteristics and tolerances and capable of performing as originally intended by the manufacturer and in a safe manner;

              (b) The Equipment is complete, with no missing components or attachments;


              (c) The Equipment has been lubricated according to the maintenance manual and/or lubrication schedule recommended by the manufacturer. Written records of the lubrication service should be kept, dated, and signed by the appropriate authority; and

              (d) Prior to shipment of the Equipment, all process fluids have been removed and disposed of in accordance with prevailing waste disposal laws and regulations. All internal fluids, such as lube oil and hydraulic oil, have been filled to operating levels. Filler caps shall be secured and disconnected hoses shall be sealed to avoid accidental spillage.

    Except as modified herein, all of the terms, covenants and conditions of the Lease shall remain in full force and effect and are in all respects hereby ratified and affirmed.

    IN WITNESS WHEREOF, Lessor and Lessee have executed this Return/Maintenance Addendum as of < < TO BE DETERMINED > >.

LESSOR:

KEYCORP LEASING LTD.


By: ________________________________________
Name:
Title:

LESSEE:

R-B RUBBER PRODUCTS, INC.


By: ________________________________________
Name:
Title:

                    EXHIBIT D - FORM OF CERTIFICATE OF ACCEPTANCE


THIS IS A CERTIFICATE ACKNOWLEDGING
ACCEPTANCE OF THE EQUIPMENT FOR
PURPOSES OF THE BELOW-REFERENCED LEASE.

THIS IS NOT A DELIVERY RECEIPT.


                                            LESSEE ACKNOWLEDGMENT
                                            (Certificate of Acceptance)


Lessee Name: R-B RUBBER PRODUCTS, INC.


    All the items of Equipment covered by Equipment Schedule No. 01 to Master Equipment Lease Agreement dated as of May 12, 1997 (the "Lease") between KeyCorp Leasing Ltd., as lessor ("KCL"), and the undersigned, as lessee, (a) were received by the undersigned, (b) are satisfactory to the undersigned in all respects and are acceptable to the undersigned for lease under the Lease, (c) are suitable for the undersigned's purposes, (d) are in good order, repair and condition, (e) have been installed and operate properly, and (f) are subject to all of the terms and conditions of the Lease (including, without limitation, Section 3 thereof).

    To the extent that Article 2A ("Article 2A") of the Uniform Commercial Code ("UCC") applies to the characterization of the Lease, the undersigned hereby agree(s) that the Lease is a "Finance Lease" as defined therein. The undersigned acknowledge(s): (i) that the undersigned has selected the "Supplier" (as defined in the UCC) and has directed KCL to purchase the Equipment from the Supplier in connection with the Lease, and (ii) that the undersigned has been informed in writing in the Lease, before the undersigned's execution of thereof, that the undersigned is entitled under Article 2A to the promises and warranties, including those of any third party, provided to KCL by the Supplier in connection with or as part of the Purchase Agreement (as defined in the Lease), and that the undersigned may communicate with the Supplier and receive an accurate and complete statement of those promises and warranties, including any disclaimers and limitations of them or of remedies.


Dated: ______________, 19____


R-B RUBBER PRODUCTS, INC.


By: ________________________________________
Name:
Title: